UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-10333

Name of Fund: BlackRock Municipal Income Investment Trust (BBF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Investment Trust, 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2020

Date of reporting period: 01/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New York Municipal Income Trust (BNY)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2020

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by a combination of rallying interest rates and a favorable technical backdrop. Interest rates moved lower in 2019 as the Fed turned more dovish on the back of slowing global growth and trade uncertainties, indicated a commitment to sustain the current economic expansion, and executed a mid-cycle adjustment consisting of three 0.25% rate cuts. This dynamic was compounded in early 2020 as elevated event risks, led by increased U.S. conflict with Iran and a coronavirus pandemic, spurred a flight to quality. At the same time,

S&P Municipal Bond Index Total Returns as of January 31, 2020 6 months: 3.08% 12 months: 8.21%

municipal bond technicals remained supportive with historically robust demand outpacing moderate supply. During the 12 months ended January 31, 2020, municipal bond funds experienced net inflows totaling $98 billion (based on data from the Investment Company Institute). Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. For the same 12-month period, total new issuance was slightly above average from a historical perspective at $409 billion, but was boosted by robust taxable municipal supply. Taxable municipal bond issuance picked up late in 2019, as issuers advance refunded tax-exempt debt using taxable municipal bonds for cost savings. While increasing issuance totals, this dynamic ultimately shrank the size of the tax-exempt market and provided a positive technical tailwind for the natural buyer of the asset class.

A Closer Look at Yields

From January 31, 2019 to January 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 122 basis points (“bps”) from 3.02% to 1.80%, while ten-year rates decreased by 102 bps from 2.17% to 1.15% and five-year rates decreased by 92 bps from 1.76% to 0.84% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 40 bps, compared to 14 bps of steepening in the comparable U.S. Treasury curve.

During the same time period, tax-exempt municipal bonds outperformed duration-matched U.S. Treasuries, most notably in the long end of the yield curve. Consequently, relative valuations remained stretched versus history. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower municipal-to-Treasury ratios are likely sustainable as individuals are focused more on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

Most states and localities are on solid footing as tax receipts are increasing steadily and spending levels are rebounding from post-recession lows. Rising healthcare expenditures and legacy pension costs are plaguing a handful of high-profile credits. Essential service revenue bonds continue to benefit from deleveraging. Several private-public partnerships and off-balance sheet projects have made headlines for cost-overruns that are calling into question their value add. More caution is warranted in the non-profit sectors, especially less-selective private education credits that are dealing with competitive pressures and are burdened with outsized debt. Merger and acquisition activity has been elevated in the hospital sector, providing opportunities to generate performance. Additionally, high yield remains an important driver of performance. BlackRock maintains the view that municipal bond defaults will remain minimal and the overall market is fundamentally sound. However, we continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds (after paying the leverage costs) from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of January 31, 2020	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2020 ($14.23)(a)	3.20%
Tax Equivalent Yield(b)	6.97%
Current Monthly Distribution per Common Share(c)	$0.0380
Current Annualized Distribution per Common Share(c)	$0.4560
Leverage as of January 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BFZ(a)(b)	7.27%	5.58%
Lipper California Municipal Debt Funds(c)	5.74	5.32

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply also provided an additional tailwind for tax-exempt securities.

California municipal debt finished slightly ahead of the national index, as the repeal of federal, state and local tax deductions fueled continued demand in high-tax states.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Trust performance. Conversely, the Trust benefited from its position in longer-duration securities. (Duration is a measure of interest-rate sensitivity.) At the sector level, positions in transportation, tax-backed local, school district, utility and education issues provided the strongest returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2020 (continued)	BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.23	$13.50	5.41%	$14.24	$13.34
Net Asset Value	15.82	15.25	3.74	15.82	15.17

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
County/City/Special District/School District	35%	36%
Transportation	19	17
Utilities	14	15
Education	12	11
Health	10	11
State	6	6
Tobacco	3	4
Housing	1	—	(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL /MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	4%
2021	6
2022	3
2023	6
2024	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20		07/31/19
AAA/Aaa	14%		9%
AA/Aa	70		73
A	6		11
BBB/Baa	—	(b)	—	(b)
BB/Ba	1		1
B	1		—
CC	—		1
N/R	8		5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments

TRUST SUMMARY	7

Trust Summary as of January 31, 2020	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of January 31, 2020 ($24.56)(a)	3.05%
Tax Equivalent Yield(b)	5.15%
Current Monthly Distribution per Common Share(c)	$0.0624
Current Annualized Distribution per Common Share(c)	$0.7488
Leverage as of January 31, 2020(d)	35%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BTT(a)(b)	6.18%	5.76%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	4.81	5.01

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to a rally in January. In fact, January represented the highest one-month return for the broader U.S. municipal bond market in six years (as measured by the S&P Municipal Bond Index). The bond market’s advance reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as interest rates fall.) The favorable combination of robust investor demand and relatively limited new-issue supply also provided a tailwind for the tax-exempt market.

Positions in high yield debt, which outperformed on the strength of solid credit fundamentals and investors’ appetite for yield, contributed to Trust performance. The Trust’s holdings in Puerto Rico were particularly strong performers. At the sector level, health care, transportation and tobacco issues were key contributors. In addition, the Trust’s use of leverage aided results by enhancing income and amplifying the effect of rising prices. On the negative side, reinvestment risk remained a headwind since as the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2020 (continued)	BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$24.56	$23.49	4.56%	$24.65	$23.37
Net Asset Value	26.66	25.60	4.14	26.66	25.60

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	23%	24%
Health	17	18
State	16	15
County/City/Special District/School District	14	14
Corporate	9	9
Education	8	8
Utilities	8	7
Tobacco	3	3
Housing	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	3%
2021	1
2022	26
2023	9
2024	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	3%	4%
AA/Aa	29	30
A	39	37
BBB/Baa	15	15
BB/Ba	4	3
B	1	2
N/R(b)	9	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of January 31, 2020	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2020 ($14.03)(a)	4.32%
Tax Equivalent Yield(b)	7.30%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Leverage as of January 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BBF(a)(b)	0.71%	5.40%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	4.81	5.01

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

An allocation to bonds with maturities of 20 years and above helped Trust performance, as longer-term issues outperformed. The Trust’s use of leverage aided results by enhancing income and amplifying the effect of rising prices. At the sector level, state tax-backed and health care issues were strong contributors. Performance in the tax-backed space was highlighted by strength in Puerto Rico bonds backed by sales taxes. Positions in BBB, AA and A rated debt further contributed.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Trust performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher. In addition, positions in shorter-term bonds lagged relative to those with longer-dated maturities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2020 (continued)	BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.03	$14.25	(1.54)%	$14.49	$13.34
Net Asset Value	14.57	14.14	3.04	14.57	14.08

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	23%	21%
Health	19	20
County/City/Special District/School District	19	21
State	9	8
Utilities	8	9
Housing	8	8
Tobacco	7	7
Education	6	5
Corporate	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	10%
2021	12
2022	3
2023	16
2024	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	6%	5%
AA/Aa	35	30
A	22	26
BBB/Baa	14	15
BB/Ba	4	2
B	2	2
C	—	1
N/R(b)	17	19

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 10% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of January 31, 2020	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2020 ($14.53)(a)	3.80%
Tax Equivalent Yield(b)	7.54%
Current Monthly Distribution per Common Share(c)	$0.0460
Current Annualized Distribution per Common Share(c)	$0.5520
Leverage as of January 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 2, 2020, was increased to $0.0480 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BNY(a)(b)	7.26%	4.37%
Lipper New York Municipal Debt Funds(c)	5.82	4.57

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

Trends in the New York market reflected those on the national level, with falling yields, strong inflows, and limited new-issue supply. While the state underperformed the broader U.S. market, New York still produced a solid return as investors in high-tax states continued to seek shelter in tax-exempt bonds.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Trust performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher. In addition, positions in shorter-term bonds lagged relative to those with longer-dated maturities.

On the positive side, an allocation to bonds with maturities of 20 years and above helped performance. The Trust’s use of leverage aided results by enhancing income and amplifying the effect of rising prices. At the sector level, state tax-backed, local tax-backed and transportation issues were strong contributors. Performance in the tax-backed space was highlighted by strength in Puerto Rico bonds backed by sales taxes. Positions in AA and A rated debt further contributed to Trust performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2020 (continued)	BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.53	$13.81	5.21%	$14.65	$13.40
Net Asset Value	15.45	15.09	2.39	15.45	15.00

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	23%	22%
County/City/Special District/School District	23	25
Education	14	15
Utilities	12	12
State	10	10
Health	8	7
Housing	5	4
Corporate	3	3
Tobacco	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	8%
2021	20
2022	12
2023	9
2024	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	10%	11%
AA/Aa	47	46
A	23	23
BBB/Baa	8	9
BB/Ba	1	2
B	1	1
N/R(b)	10	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 4%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Schedule of Investments (unaudited) January 31, 2020	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 91.0%

California — 85.5%

County/City/Special District/School District — 22.4%
California Municipal Finance Authority, RB, Series A:
Orange County Civic Center Infrastructure Improvement Program Phase I, 5.00%, 06/01/42	$5,000	$6,145,050
Orange County Civic Center Infrastructure Improvement Program Phase II, 5.00%, 06/01/43	2,545	3,173,946
California Statewide Communities Development Authority, RB, Lancer Educational Student Housing Project, 5.00%, 06/01/51(a)	240	279,480
California Statewide Communities Development Authority, Special Assessment, Statewide Community Infrastructure Program, Series A:
5.00%, 09/02/39	290	341,719
5.00%, 09/02/44	170	197,693
5.00%, 09/02/48	170	197,120
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 05/01/31	500	530,975
6.50%, 05/01/36	1,210	1,289,025
6.50%, 05/01/42	2,225	2,365,954
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	6,000	7,461,480
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	10,899,925
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	2,880	3,038,573
Fremont Union High School District, GO, Series A, 4.00%, 08/01/40	4,000	4,650,880
Glendale Community California College District, GO, Election of 2016, Series A, 5.25%, 08/01/41	5,000	6,316,100
Natomas Unified School District, GO, (AGM), 3.00%, 08/01/45	1,890	1,947,513
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District, 5.00%, 10/01/41	8,000	9,749,200
San Diego Unified School District, GO, Series C, 0.00%, 07/01/40(c)	7,215	4,435,854
San Francisco Bay Area Rapid Transit District, GO, Green Bond, Series F-1:
Election of 2004, 3.00%, 08/01/38	5,000	5,436,800
3.00%, 08/01/37	3,930	4,217,519
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/32	3,375	3,810,949
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,060	3,265,510
Santa Monica Public Financing Authority, RB, Downtown Fire Station Project, 5.00%, 07/01/42	1,250	1,551,662
State of California, GO, Refunding, Various Purposes-Bid Group, 5.00%, 08/01/37	15,000	19,207,800
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 08/01/21(b)	3,445	3,669,511
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,918,621
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,865,550
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,670	4,326,122

		113,290,531

Security	Par (000)	Value

Education — 6.3%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/21(b)	$6,280	$6,824,790
California Enterprise Development Authority, RB, Academy for Academic Excellence Project, Series A(a)(d):
5.00%, 07/01/50	1,200	1,353,732
5.00%, 07/01/55	600	673,506
California Municipal Finance Authority, RB:
Emerson College, 5.75%, 01/01/22(b)	2,500	2,731,500
John Adams Academy, Series A, 5.00%, 10/01/39(a)	220	238,302
John Adams Academy, Series A, 5.00%, 10/01/49(a)	370	394,035
John Adams Academy, Series A, 5.00%, 10/01/57(a)	725	767,362
California Municipal Finance Authority, Refunding RB:
The Master’s University, 5.00%, 08/01/48	105	120,195
The Master’s University, 5.00%, 08/01/34	750	893,302
William Jessup University, 5.00%, 08/01/39	425	491,653
William Jessup University, 5.00%, 08/01/48	510	579,681
California Public Finance Authority, RB, Trinity Classical Academy Project, Series A, 5.00%, 07/01/54(a)	285	303,200
California School Finance Authority, RB(a):
Arts in Action Charter Schools, 5.00%, 06/01/40	270	302,160
Arts in Action Charter Schools, 5.00%, 06/01/50	430	475,129
Arts in Action Charter Schools, 5.00%, 06/01/59	685	752,240
Real Journey Academies, Series A, 5.00%, 06/01/58	2,120	2,237,384
Teach Public Schools, Series A, 5.00%, 06/01/49	1,000	1,100,240
University of California, Refunding RB:
General, Series AZ, 5.00%, 05/15/43	5,000	6,254,100
Series AR, 5.00%, 05/15/38	4,250	5,206,462

		31,698,973

Health — 8.2%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,109,450
Sutter Health, Series A, 5.00%, 11/15/41	3,000	3,526,680
Sutter Health, Series B, 6.00%, 08/15/20(b)	6,015	6,179,029
California Health Facilities Financing Authority, Refunding RB:
Providence St.Joseph Health, Series A, 3.00%, 10/01/41	280	289,316
Sutter Health, Series B, 5.00%, 11/15/46	5,000	5,963,650
California Municipal Finance Authority, Refunding RB, Series A(a):
5.00%, 11/01/39	195	225,796
5.00%, 11/01/49	220	253,385
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, 5.50%, 12/01/58(a)	930	1,112,847
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/21(b)	4,000	4,300,200
California Statewide Communities Development Authority, Special Assessment Bonds, S/F Housing, Statewide Community Infrastructure Program, Series C, 5.00%, 09/02/44	595	691,937
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/34	7,750	9,593,493

		41,245,783

Housing — 1.1%
California Community Housing Agency, RB, M/F Housing, Series A(a):
Annadel Apartments, 5.00%, 04/01/49	3,470	3,934,459
Serenity at Larkspur, 5.00%, 02/01/50(d)	1,300	1,534,468
California Housing Finance, RB, S/F Housing, Series A, 4.25%, 01/15/35	1	882

		5,469,809

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State — 3.4%
Hayward Area Recreation & Park District, GO, Series A, 5.00%, 08/01/42	$4,950	$6,198,687
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,756,582
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	4,335	4,986,767

		16,942,036

Tobacco — 5.2%
County of California Tobacco Securitization Agency, Refunding RB, Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	1,135	1,146,838
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	18,670	19,634,119
Series A-2, 5.00%, 06/01/47	475	499,529
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.38%, 06/01/38	2,000	2,021,580
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Asset Securitization Corporation, 5.00%, 06/01/48	2,695	3,220,794

		26,522,860

Transportation — 18.0%
California Municipal Finance Authority, Refunding ARB, United Airlines, Inc. Project, AMT, 4.00%, 07/15/29	4,375	5,148,850
City & County of San Francisco Airports San Francisco International Airport, Refunding ARB, AMT, Series E, 5.00%, 05/01/40	1,250	1,564,538
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	16,535	20,080,269
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, AMT:
Series A, 5.00%, 05/15/37	3,515	4,374,488
Series A, 5.00%, 05/15/44	2,885	3,543,992
Series B, 5.00%, 05/15/36	2,600	3,134,534
Sub-Series A, 5.00%, 05/15/42	3,220	3,806,426
City of Los Angeles California Department of Airports, Refunding ARB, AMT:
Los Angeles International Airport, 5.00%, 05/15/36	600	762,912
Subordinate, Series A, 5.00%, 05/15/38	5,000	6,316,000
City of Los Angeles Department of Airports, ARB:
Los Angeles International Airport, AMT, 4.00%, 05/15/44	4,000	4,584,480
Los Angeles International Airport, Series A, AMT, 5.25%, 05/15/38	3,565	4,529,725
Los Angeles International Airport, Series E, 5.00%, 05/15/44	4,000	5,059,600
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.75%, 03/01/34	3,875	4,063,015
6.25%, 03/01/34	2,650	2,792,994
County of Sacramento California Airport System Revenue, Refunding ARB, Senior Series A, 5.00%, 07/01/41	13,500	16,442,055
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	4,135	4,766,621

		90,970,499

Utilities — 20.9%
City & County of San Francisco Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	2,485	3,125,807
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	10,670	13,088,782
City of Los Angeles California Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/43	6,675	8,449,215

Security	Par (000)	Value

Utilities (continued)
City of Los Angeles Department of Airports, Refunding ARB, Subordinate, Los Angeles International Airports, AMT, 5.00%, 05/15/44	$3,000	$3,742,350
City of Petaluma California Wastewater Revenue, Refunding RB, 6.00%, 05/01/21(b)	5,625	5,982,525
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/21(b)	2,800	2,999,752
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Green Bond, Series D, 5.00%, 11/01/32	7,090	9,136,103
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(b)	2,425	2,548,311
East Bay California Municipal Utility District Water System Revenue, RB:
Green Bond, Series A, 5.00%, 06/01/45	3,230	4,002,939
Water System, Series C, 4.00%, 06/01/45	5,000	5,576,850
El Dorado Irrigation District, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,656,000
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	5,000	6,170,400
5.25%, 07/01/44	3,000	3,762,180
Water System, 5.00%, 07/01/44	1,500	1,842,900
Los Angeles Department of Water & Power System Revenue, RB, Series B, 5.00%, 07/01/38	3,000	3,622,500
Rancho Water District Financing Authority, Refunding RB, Series A, 4.00%, 08/01/39	6,795	8,216,106
South Coast Water District Financing Authority, Refunding RB, Series A, 5.00%, 02/01/44	9,130	11,503,618

		105,426,338

Total Municipal Bonds in California		431,566,829

Puerto Rico — 5.5%

State — 3.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	3,157	922,097
Series A-1, 4.75%, 07/01/53	2,467	2,729,612
Series A-1, 5.00%, 07/01/58	9,125	10,248,470
Series A-2, 4.33%, 07/01/40	2,588	2,809,792
Series A-2, 4.78%, 07/01/58	2,530	2,797,775

		19,507,746

Tobacco — 0.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.50%, 05/15/39	505	513,534

Utilities — 1.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	3,865	4,111,510
5.13%, 07/01/37	1,105	1,178,228
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	2,550	2,602,377

		7,892,115

Total Municipal Bonds in Puerto Rico		27,913,395

Total Municipal Bonds — 91.0% (Cost — $422,884,686)		459,480,224

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 76.0%

California — 76.0%

County/City/Special District/School District — 36.0%
County of Los Angeles California Metropolitan Transportation Authority, RB, Green Bond, Series A, 5.00%, 07/01/44	$11,200	$14,198,464
County of Santa Clara California Financing Authority, RB, Series A, 4.00%, 05/01/45	22,230	25,669,648
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(f)	12,903	13,181,846
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	18,195,252
San Diego Unified School District California, GO, Election of 2012, Series I, 5.00%, 07/01/47	10,000	12,263,400
San Francisco Bay Area Rapid Transit District, GO, Green Bond, Series B-1, 3.00%, 08/01/49	9,965	10,515,964
San Francisco California Bay Area Rapid Transit District, GO, Election of 2016, Green Bond, Series A, 5.00%, 08/01/47	10,615	13,191,362
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 08/01/39	14,505	16,720,199
San Jose Unified School District, GO, Series C, 4.00%, 08/01/39	6,100	6,772,586
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	12,523,700
State of California, GO, Refunding:
3.00%, 10/01/37	17,130	18,630,074
4.00%, 10/01/39	16,620	19,923,890

		181,786,385

Education — 13.0%
University of California, RB:
Limited Project, Series M, 5.00%, 05/15/42	10,000	12,375,200
Series AM, 5.25%, 05/15/44	5,000	5,837,800
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	11,792	14,257,176
Series AI, 5.00%, 05/15/38	14,225	16,034,990
Series I, 5.00%, 05/15/40	14,065	16,807,248

		65,312,414

Health — 8.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/41	11,620	13,660,007
5.00%, 08/15/52	9,695	10,682,727
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	18,960	20,474,335

		44,817,069

State — 2.5%
University of California, Refunding RB, Series AR, 5.00%, 05/15/41	10,165	12,362,977

Transportation — 14.1%
City & County of San Francisco California, COP, Green Bond, 49 South Van Ness Project, 4.00%, 04/01/43	10,865	12,340,462
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/41	8,720	10,433,916
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Sub-Series A, 5.00%, 05/15/42	22,710	26,845,941
Series D, 5.00%, 05/15/41	18,632	21,738,015

		71,358,334

Security	Par (000)	Value

Utilities — 1.5%
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	$6,412	$7,703,442

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 76.0% (Cost — $359,973,382)		383,340,621

Total Long-Term Investments — 167.0% (Cost — $782,858,068)		842,820,845

	Shares

Short-Term Securities — 0.2%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.71%(g)(h)	813,531	813,694

Total Short-Term Securities — 0.2% (Cost — $813,694)		813,694

Total Investments — 167.2% (Cost — $783,671,762)		843,634,539

Other Assets Less Liabilities — 0.8%		4,331,174

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.1)%		(172,000,109)

VMTP Shares, at Liquidation Value Costs — (33.9)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$504,665,604

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on May 18, 2020, is $6,798,110. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock California Municipal Income Trust (BFZ)

(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	813,531	813,531	$813,694	$16,258	$(4)	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	121	03/20/20	$15,930	$(215,551)
U.S. Long Treasury Bond	190	03/20/20	31,071	(746,614)
5-Year U.S. Treasury Note	47	03/31/20	5,655	(60,242)

				$(1,022,407)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,022,407	$—	$1,022,407

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,921,841)	$—	$(1,921,841)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(718,941)	$—	$(718,941)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	43,352,965

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$842,820,845		$—	$842,820,845
Short-Term Securities	813,694	—		—	813,694

	$813,694	$842,820,845	$		$843,634,539

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,022,407)	$—		$—	$(1,022,407)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(171,438,735)	$—	$(171,438,735)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(342,738,735)	$—	$(342,738,735)

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 127.7%

Alabama — 2.2%
Alabama Federal Aid Highway Finance Authority, RB, Series A:
5.00%, 09/01/33	$3,985	$4,968,538
5.00%, 09/01/34	3,500	4,350,955
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Children’s Hospital of Alabama, 5.00%, 06/01/30	10,000	11,832,000
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Series A:
5.00%, 07/01/31	1,100	1,381,820
5.00%, 07/01/32	1,150	1,439,869
5.00%, 07/01/33	1,600	1,995,536
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM)(a):
0.00%, 10/01/31	7,375	4,431,121
0.00%, 10/01/32	6,295	3,513,177
0.00%, 10/01/33	1,275	658,091
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/33	1,010	1,217,484
5.00%, 12/01/34	1,380	1,658,001
University of South Alabama, Refunding RB (AGM):
5.00%, 11/01/29	1,105	1,347,437
5.00%, 11/01/30	2,000	2,432,200

		41,226,229

Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	1,015	1,016,330

Arizona — 2.0%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 02/01/34	6,340	6,815,944
Series B, 5.00%, 02/01/33	1,810	2,011,887
Arizona IDA, RB(b):
Leman Academy of Excellence, Series A, 4.00%, 07/01/29	4,135	4,266,079
Leman Academy of Excellence- Parker Colorado Campus Project, Series A, 4.50%, 07/01/29	765	804,772
Odyssey Preparatory Academy Project, 4.00%, 07/01/29	760	788,356
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 07/01/23(c)	355	384,270
Eagle College Preparatory Project, Series A, 4.50%, 07/01/22	305	313,857
Eagle College Preparatory Project, Series A, 5.00%, 07/01/33	1,000	1,036,050
Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(b)	750	810,098
City of Phoenix Arizona IDA, Refunding RB, Downtown Phoenix Student Housing, Series A, 5.00%, 07/01/29	175	217,245
County of Maricopa IDA, Refunding RB:
Banner Health, Series A, 5.00%, 01/01/31	10,000	12,288,400
Legacy Traditional School Project, 4.00%, 07/01/29(b)	855	935,139
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	6,000	6,489,600

		37,161,697

Security	Par (000)	Value

California — 7.8%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30(a)	$10,530	$8,223,614
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/32	1,600	2,021,408
5.00%, 11/15/33	1,855	2,336,873
California Municipal Finance Authority, ARB, LINX APM Project, AMT, 5.00%, 12/31/33	4,000	4,948,040
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/33	2,500	2,711,025
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 08/15/30	1,000	1,142,460
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A:
5.00%, 07/01/30	1,200	1,473,156
5.00%, 07/01/31	1,050	1,284,486
California School Finance Authority, RB(b):
Arts in Action Charter Schools, 5.00%, 06/01/30	565	645,546
Real Journey Academies, Series A, 5.00%, 06/01/32	1,100	1,213,256
Teach Public Schools, Series A, 5.00%, 06/01/29	290	331,241
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center(b):
5.00%, 12/01/28	275	340,395
5.00%, 12/01/33	1,350	1,625,711
City of Long Beach California Harbor Revenue, RB, AMT, Series A:
5.00%, 05/15/31	1,200	1,498,296
5.00%, 05/15/32	1,800	2,244,204
5.00%, 05/15/33	675	839,680
5.00%, 05/15/34	1,650	2,046,858
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A, AMT:
5.00%, 03/01/30	500	618,845
5.00%, 03/01/31	1,500	1,851,525
5.00%, 03/01/32	1,000	1,232,340
5.00%, 03/01/33	975	1,200,245
5.00%, 03/01/34	1,250	1,535,275
5.00%, 03/01/35	2,000	2,449,960
Compton Unified School District, GO, Series B (BAM)(a):
0.00%, 06/01/33	1,000	706,340
0.00%, 06/01/34	1,125	777,330
0.00%, 06/01/35	1,000	665,850
0.00%, 06/01/36	1,000	631,140
County of San Diego Regional Airport Authority, ARB, AMT, Sub-Series B, 5.00%, 07/01/33	1,000	1,237,680
El Camino Community College District Foundation, GO, CAB, Election of 2002, Series C(a):
0.00%, 08/01/30	9,090	7,627,328
0.00%, 08/01/31	12,465	10,216,563
0.00%, 08/01/32	17,435	13,874,773
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/29	14,500	17,572,550
Los Angeles California Unified School District, GO, Election of 2008, Series A, 4.00%, 07/01/33	3,000	3,417,210
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT, 5.00%, 01/01/32	4,110	4,406,084
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,465	3,150,517
Monterey Peninsula Community College District, GO, Refunding, CAB(a):
0.00%, 08/01/30	3,500	2,760,940
0.00%, 08/01/31	5,940	4,472,523

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Poway Unified School District, GO, Election of 2008, Series A(a):
0.00%, 08/01/30	$10,000	$8,386,800
0.00%, 08/01/32	12,500	9,884,375
State of California, GO, Refunding, 5.00%, 08/01/30	10,000	12,723,000
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	801,375

		147,126,817

Colorado — 3.6%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	794,997
5.50%, 12/01/29	750	861,555
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/30(a)	1,000	778,170
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 12/01/33	25,000	31,407,000
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds(b):
4.00%, 12/01/23	1,000	1,045,280
4.10%, 12/01/24	5,080	5,313,375
4.20%, 12/01/25	5,280	5,526,734
Colorado Health Facilities Authority, Refunding RB:
Commonspirit Health, Series A, 4.00%, 08/01/37	3,000	3,410,310
Covenant Retirement Communities, Series A, 4.50%, 12/01/33	4,595	4,605,798
Covenant Retirement Communities, Series A, 5.00%, 12/01/33	3,000	3,278,610
NCMC, Inc. Project, 4.00%, 05/15/26(d)	2,860	3,388,070
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	524,190
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/27	1,500	1,785,270
5.00%, 12/01/28	1,500	1,782,870
5.00%, 12/01/30	1,350	1,599,872
5.00%, 12/01/31	1,500	1,773,585
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	503	538,643

		68,414,329

Connecticut — 0.8%
Capital Region Development Authority, Refunding RB:
5.00%, 06/15/30	1,095	1,348,602
5.00%, 06/15/31	1,125	1,379,509
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	8,742,370
State of Connecticut Health & Educational Facilities Authority, RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/35	400	487,732
State of Connecticut Health & Educational Facility Authority, Refunding RB, Series G-1(b):
5.00%, 07/01/27	225	269,514
5.00%, 07/01/28	300	364,242
5.00%, 07/01/29	300	368,445
5.00%, 07/01/30	300	365,961
5.00%, 07/01/32	425	511,925
5.00%, 07/01/34	355	423,160

		14,261,460

Delaware — 0.3%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
4.00%, 07/01/22	230	242,556
5.00%, 07/01/24	705	799,421
5.00%, 07/01/25	805	932,608

Security	Par (000)	Value

Delaware (continued)
5.00%, 07/01/26	$850	$1,004,088
5.00%, 07/01/27	890	1,070,207
5.00%, 07/01/28	935	1,131,238
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 4.00%, 06/01/35	1,250	1,395,487

		6,575,605

District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(d)	1,700	1,987,096

Florida — 8.2%
Capital Trust Agency, Inc., RB, Renaissance Charter School, Inc., Series A, 4.00%, 06/15/29(b)	1,790	1,872,805
Central Florida Expressway Authority, Refunding RB, Senior Lien:
5.00%, 07/01/32	1,610	2,052,364
5.00%, 07/01/33	2,750	3,490,053
City of Lakeland Florida, Refunding RB, Lakeland Regional Health System, 5.00%, 11/15/30	3,750	4,553,775
City of Tampa Florida, Refunding RB, H. Lee Moffitt Cancer Center Project, Series A, 4.00%, 09/01/33	10,000	10,702,700
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	4,769,500
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 04/01/30	600	664,488
5.00%, 04/01/33	740	817,463
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25(b)	7,250	7,320,977
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,643,392
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 05/01/32	9,000	10,870,650
County of Orange Convention Center, Refunding RB, 4.00%, 10/01/32	9,485	10,927,668
County of Orange Florida Tourist Development Tax Revenue, Refunding RB, 5.00%, 10/01/30	11,470	15,520,745
County of Palm Beach Florida, RB, S/F Housing, Palm Beach Atlantic University, 5.00%, 04/01/29(b)	1,000	1,154,200
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32	16,805	19,926,865
County of Palm Beach Health Facilities Authority, RB, Lifespace Communities, Inc., 5.00%, 05/15/31	410	478,302
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B(a):
0.00%, 06/01/30	2,000	1,648,120
0.00%, 06/01/31	1,295	1,035,262
0.00%, 06/01/32	2,495	1,933,800
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 05/01/31	1,200	1,275,744
Florida Development Finance Corp., RB, Waste Pro USA, Inc., AMT, 5.00%, 05/01/29(b)	2,200	2,405,700
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,144,840
Jacksonville Florida Port Authority, Refunding ARB, AMT, 4.50%, 11/01/33	630	673,684
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,134,822
4.50%, 11/01/31	3,620	3,901,346
4.50%, 11/01/32	2,300	2,461,598

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, Special Assessment Bonds, F/F Housing, Stewardship Dist-Azario Project, 3.40%, 05/01/30	$375	$384,458
LT Ranch Community Development District, Special Assessment Bonds, 3.40%, 05/01/30	985	1,009,950
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center, 5.00%, 11/15/30	1,000	1,155,990
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/30	3,825	4,347,954
Tolomato Community Development District, Refunding, Special Assessment Bonds, Series A-2, 3.85%, 05/01/29	520	539,510
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 05/01/23	1,620	1,732,574
5.00%, 05/01/32	5,405	5,793,944
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Sumter County:
Phase I, 3.50%, 05/01/28	5,420	5,677,258
Phase II, 4.00%, 05/01/33	1,075	1,131,857
Phase II, 4.00%, 05/01/34	2,275	2,387,726
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 05/01/29	5,665	5,903,100

		153,445,184

Georgia — 1.1%
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/29	1,250	1,586,600
5.00%, 05/15/30	8,000	10,132,640
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 01/01/34	8,000	9,610,320

		21,329,560

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Compass Charter School Project, Series A, 4.63%, 07/01/29(b)	185	202,458

Illinois — 14.3%
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series H, 5.00%, 12/01/30	7,025	8,376,399
Dedicated Revenues, Series F, 5.00%, 12/01/22	4,760	5,184,211
Series C, 5.00%, 12/01/22	14,830	16,151,650
Chicago Housing Authority, RB, M/F Housing, Series A:
5.00%, 01/01/33	3,000	3,636,570
5.00%, 01/01/35	1,500	1,815,285
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/33	5,000	5,655,800
Chicago Transit Authority, Refunding RB:
Section 5307, Urbanized Area Formula Funds, 5.00%, 06/01/26	2,000	2,413,020
Section 5337, State of Good Repair Formula Funds, 5.00%, 06/01/26	1,000	1,206,180
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 01/01/31	10,375	10,845,714
4.00%, 01/01/32	10,790	11,250,733
4.00%, 01/01/33	11,220	11,718,392
4.00%, 01/01/35	9,135	9,481,308
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/27	5,000	5,255,700
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 01/01/30	730	814,673

Security	Par (000)	Value

Illinois (continued)
City of Chicago O’Hare International Airport, Refunding GARB, Senior Lien, Series B, 5.00%, 01/01/33	$6,000	$7,335,060
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,744,173
4.00%, 12/01/31	1,715	1,845,066
Counties of Kane McHenry Cook & De Kalb Unit School District No. 300, GO, Refunding, Series A, 5.00%, 01/01/30	6,350	7,742,174
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	21,123,612
Illinois Finance Authority, Refunding RB:
DePaul University, Series A, 5.00%, 10/01/30	1,000	1,208,560
DePaul University, Series A, 4.00%, 10/01/32	1,000	1,132,960
Lutheran Communities, Series A, 4.00%, 11/01/24	425	451,886
Lutheran Communities, Series A, 5.00%, 11/01/26	460	524,313
Lutheran Communities, Series A, 5.00%, 11/01/28	1,745	2,017,272
Lutheran Communities, Series A, 5.00%, 11/01/29	1,840	2,119,735
Lutheran Communities, Series A, 5.00%, 11/01/30	1,935	2,221,225
Presence Health Network, Series C, 5.00%, 02/15/30	12,000	14,779,800
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,879,378
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,429,327
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,481,363
The Peoples Gas Light & Coke Company Project, 4.00%, 02/01/33	11,000	11,865,150
The University of Chicago Medical Centre, Series B, 5.00%, 08/15/30	3,205	3,891,190
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 4.00%, 12/01/31	20,000	22,697,600
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
5.00%, 12/15/28	1,200	1,453,584
5.00%, 12/15/30	1,385	1,671,543
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/30	7,000	8,493,240
State of Illinois, GO:
Series A, 5.00%, 12/01/28	9,950	11,999,799
Series D, 5.00%, 11/01/28	10,805	12,936,178
Upper Illinois River Valley Development Authority, Refunding RB, Prairie Crossing Charter School, 4.00%, 01/01/31(b)(e)	370	388,374
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 02/01/29	9,080	9,757,913
4.00%, 02/01/30	9,835	10,566,134

		268,562,244

Indiana — 2.7%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, First Lien, Series A, 5.00%, 10/01/35	10,000	12,720,700
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	1,250	1,364,813
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 03/01/46(f)	8,500	9,427,265
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 4.00%, 05/01/35	22,565	24,041,428
Northern Indiana Commuter Transportation District, RB:
5.00%, 07/01/32	1,000	1,222,010
5.00%, 07/01/33	1,400	1,709,148

		50,485,364

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	$13,345	$14,905,698
PEFA, Inc., RB, 5.00%, 09/01/49(f)	21,415	25,812,142

		40,717,840

Kansas — 0.1%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,633,752

Kentucky — 0.6%
County of Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32	7,300	8,801,245
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-Downtown Crossing Project:
Series B, 0.00%, 07/01/30(a)	1,230	858,306
Convertible Series C, 6.40%, 07/01/33(g)	1,500	1,750,665

		11,410,216

Louisiana — 3.0%
City of Ruston Louisiana, RB (AGM):
5.00%, 06/01/29	1,060	1,293,698
5.00%, 06/01/30	1,000	1,217,350
5.00%, 06/01/31	1,020	1,238,096
5.00%, 06/01/32	1,225	1,484,039
Louisiana Public Facilities Authority, RB, Series A(b):
Lake Charles Collage Prep Project, 5.00%, 06/01/29	710	769,072
Young Audiences Charter School Project, 5.00%, 04/01/30	525	576,912
Louisiana Public Facilities Authority, Refunding RB:
5.00%, 05/15/29	1,235	1,489,077
5.00%, 05/15/30	990	1,190,109
3.00%, 05/15/31	2,225	2,353,917
5.00%, 05/15/32	1,485	1,774,337
5.00%, 05/15/33	2,175	2,593,840
Entergy Louisiana, Series B, 3.50%, 06/01/30	5,990	6,169,400
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A, 5.00%, 07/01/30	3,000	3,361,560
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project(f):
2.00%, 06/01/37	2,250	2,287,305
2.10%, 06/01/37	1,305	1,336,633
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 04/01/31	300	332,970
5.00%, 04/01/32	1,000	1,108,740
5.00%, 04/01/33	1,575	1,744,423
State of Louisiana, GO, Series A, 4.00%, 05/15/30	6,540	7,163,851
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/29	1,925	2,166,453
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 05/15/31	3,425	3,577,549
5.25%, 05/15/32	4,375	4,713,844
5.25%, 05/15/33	4,750	5,115,417
5.25%, 05/15/35	1,500	1,660,320

		56,718,912

Maine — 0.1%
City of Portland Maine General Airport Revenue, Refunding RB, Green Bond:
5.00%, 01/01/33	695	893,158
5.00%, 01/01/34	305	390,141
4.00%, 01/01/35	1,000	1,164,060

		2,447,359

Security	Par (000)	Value

Maryland — 2.3%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 09/01/31	$1,250	$1,507,300
County of Anne Arundel Maryland Consolidated, Special Taxing District, Special Tax Bonds, Villages at Two Rivers Project:
4.20%, 07/01/24	630	647,703
4.90%, 07/01/30	1,315	1,395,702
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/33	1,765	2,144,616
County of Prince George’s Maryland, Tax Allocation Bonds, Westphalia Town Center Project, 5.00%, 07/01/30(b)	585	679,881
Maryland EDC, RB, Purple Line Light Rail Project, Series D, AMT, 5.00%, 03/31/30	1,325	1,561,539
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	3,225	3,292,532
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, Series A, 5.00%, 01/01/31	2,865	3,457,625
Charlestown Community, Series A, 5.00%, 01/01/32	3,010	3,622,023
Charlestown Community, Series A, 5.00%, 01/01/33	3,165	3,800,722
LifeBridge Health Issue, 5.00%, 07/01/31	1,000	1,241,590
LifeBridge Health Issue, 5.00%, 07/01/32	500	619,285
LifeBridge Health Issue, 5.00%, 07/01/33	385	466,181
LifeBridge Health Issue, 5.00%, 07/01/33	1,000	1,234,570
LifeBridge Health Issue, 5.00%, 07/01/34	775	953,669
Meritus Medical Center, 5.00%, 07/01/29	2,200	2,584,670
Meritus Medical Center, 5.00%, 07/01/31	1,400	1,634,640
Meritus Medical Center, 5.00%, 07/01/33	1,200	1,394,664
State of Maryland, GO, State and Local Facilities Loan of 2019, First Series, 3.00%, 03/15/34	10,000	11,005,300

		43,244,212

Massachusetts — 2.2%
Commonwealth of Massachusetts, Refunding, GOL, Series A (AMBAC), 5.50%, 08/01/30	2,500	3,458,075
Commonwealth of Massachusetts, GOL, Series I, 5.00%, 12/01/33	5,000	6,207,700
Massachusetts Bay Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 07/01/32(a)	5,500	4,213,440
Massachusetts Development Finance Agency, RB:
Emmanuel College Issue, Series A, 5.00%, 01/01/33	1,070	1,274,969
UMass Darthmouth Student Housing Project, 5.00%, 10/01/29	2,365	2,941,256
UMass Darthmouth Student Housing Project, 5.00%, 10/01/30	2,485	3,067,012
Massachusetts Development Finance Agency, Refunding RB, Series A:
Emmanuel College Issue, 5.00%, 10/01/31	3,635	4,325,359
Emmanuel College Issue, 5.00%, 10/01/33	1,285	1,523,021
5.00%, 01/01/32	2,020	2,458,279
5.00%, 01/01/33	1,500	1,817,385
5.00%, 01/01/34	2,085	2,517,700
5.00%, 01/01/35	2,000	2,408,060
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 07/01/29	4,495	4,785,917

		40,998,173

Michigan — 1.7%
City of Detroit Michigan, GO:
5.00%, 04/01/26	735	835,386

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
5.00%, 04/01/27	$580	$668,815
5.00%, 04/01/28	665	777,285
5.00%, 04/01/29	665	774,725
5.00%, 04/01/30	510	603,978
5.00%, 04/01/31	735	851,307
5.00%, 04/01/32	625	722,231
5.00%, 04/01/33	830	957,106
City of Spring Lake Park Michigan, RB, Academy for Higher Learning Project, 4.00%, 06/15/29	1,185	1,255,128
Michigan Finance Authority, Refunding RB:
MidMichigan Health, 5.00%, 06/01/33	2,750	3,176,278
Oakwood Obligation Group, 5.00%, 08/15/30	2,105	2,386,628
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 12/31/32	2,000	2,483,200
Michigan Strategic Fund, Refunding RB, Holland Home Obligated Group:
5.00%, 11/15/29	1,260	1,499,425
5.00%, 11/15/34	1,410	1,647,458
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 07/01/31	2,070	2,515,092
5.00%, 07/01/32	1,430	1,732,617
State of Michigan Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	8,195	8,737,017

		31,623,676

Minnesota — 0.3%
Sartell-St Stephen Independent School District No. 748, GO, Series B(a):
0.00%, 02/01/30	3,915	3,120,490
0.00%, 02/01/31	2,190	1,682,161
0.00%, 02/01/32	1,450	1,067,896

		5,870,547

Mississippi — 1.6%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 03/01/30	2,280	2,736,228
5.00%, 03/01/31	1,595	1,909,311
5.00%, 03/01/32	2,000	2,388,640
5.00%, 03/01/33	1,275	1,520,450
State of Mississippi, RB:
Series A, 5.00%, 10/15/35	5,000	6,273,250
Series E, 5.00%, 10/15/33	12,225	14,416,942

		29,244,821

Missouri — 0.6%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	970	1,071,064
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,184,970
St. Louis College of Pharmacy, 5.00%, 05/01/30	3,000	3,242,310
The Children’s Mercy Hospital, 5.00%, 05/15/31	1,175	1,419,236
The Children’s Mercy Hospital, 4.00%, 05/15/32	1,680	1,913,117
The Children’s Mercy Hospital, 4.00%, 05/15/33	2,000	2,266,880

		12,097,577

Montana — 0.6%
City of Forsyth Montana, Refunding RB, Puget Sound Energy Project, Series A, 3.90%, 03/01/31(f)	10,050	10,744,656

Nebraska — 0.6%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 09/01/27	5,000	5,454,050
Gas Project No. 3, 5.00%, 09/01/32	4,500	4,908,645

Security	Par (000)	Value

Nebraska (continued)
Elkhorn School District, GO, Elkhorn Public Schools:
4.00%, 12/15/32	$325	$393,656
4.00%, 12/15/33	375	452,048

		11,208,399

Nevada — 0.1%
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/27(b)	335	377,582
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A, 4.50%, 12/15/29(b)	655	685,359

		1,062,941

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project, Series A, AMT, 4.00%, 11/01/27(b)	2,205	2,345,503
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,664,809

		7,010,312

New Jersey — 15.5%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.00%, 11/01/21	2,465	2,584,577
5.00%, 11/01/22	1,890	2,031,372
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,390	1,504,453
New Jersey EDA, RB:
Beloved Community Charter School, Inc. Project, Series A, 4.00%, 06/15/29(b)	665	716,478
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	12,230	13,365,922
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,740	2,005,594
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,315	1,515,590
Foundation Academy Charter School Project, Series A, 4.00%, 07/01/29	350	392,924
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 01/01/28	4,705	5,375,886
Series DDD, 5.00%, 06/15/35	2,000	2,362,280
State Government Buildings Project, Series A, 5.00%, 06/15/32	4,500	5,390,505
State Government Buildings Project, Series C, 5.00%, 06/15/32	3,600	4,312,404
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/26	10,610	11,503,999
Cigarette Tax, 4.25%, 06/15/27	16,500	17,567,880
Continental Airlines, Inc. Project, AMT, 5.75%, 09/15/27	6,200	6,832,276
Provident Group — Montclair Properties LLC (AGM), 5.00%, 06/01/30	1,500	1,830,405
Provident Group — Montclair Properties LLC (AGM), 5.00%, 06/01/31	1,750	2,127,930
Provident Group — Montclair Properties LLC (AGM), 4.00%, 06/01/32	2,125	2,414,255
Provident Group — Montclair Properties LLC (AGM), 5.00%, 06/01/28	1,000	1,234,410
Series BBB, 5.50%, 06/15/29	10,000	12,328,600
Series MMM, 4.00%, 06/15/35	5,000	5,669,900
Sub-Series A, 4.00%, 07/01/32	9,855	10,816,651
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	5,000	5,772,100

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, RB, Refunding Cranes Mill Project, 5.00%, 01/01/29	$2,280	$2,695,690
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 07/01/29	2,900	3,549,542
Princeton HealthCare System, 5.00%, 07/01/30	2,400	2,929,512
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/30	11,245	13,743,864
St. Joseph Health System, 5.00%, 07/01/28	1,500	1,786,785
St. Joseph Health System, 5.00%, 07/01/29	1,250	1,481,462
St. Joseph Health System Obligated Group Issue, 5.00%, 07/01/30	1,100	1,299,287
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, AMT:
Series 1A, 5.00%, 12/01/25	5,500	6,579,485
Series 1A, 5.00%, 12/01/26	2,250	2,684,520
Series A, 4.00%, 12/01/32	2,500	2,842,975
Series A, 4.00%, 12/01/33	2,000	2,262,920
Series A, 4.00%, 12/01/34	1,000	1,125,640
Series A, 4.00%, 12/01/35	1,000	1,121,100
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	12,660	13,548,859
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/27	4,225	4,985,965
Transportation Program, Series AA, 5.25%, 06/15/28	4,500	5,302,980
Transportation System, Series AA, 4.00%, 06/15/30	10,815	11,367,971
Transportation System, Series C, 5.25%, 06/15/32	10,000	11,550,400
Transportation System, Series D, 5.00%, 06/15/32	5,000	5,685,500
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement Revenue Notes, 5.00%, 06/15/30	6,600	7,684,446
5.00%, 12/15/30	20,000	24,494,800
Newark Housing Authority Scholarship Foundation A New Jersey Non, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 01/01/27	5,000	6,145,200
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	578,165
5.00%, 11/01/34	500	576,830
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/30	16,740	20,945,255
5.00%, 06/01/32	8,270	10,239,831
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 07/15/30	2,000	2,300,320
5.00%, 07/15/31	1,450	1,665,774

		290,831,469

New Mexico — 1.4%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/34	480	552,158
New Mexico Educational Assistance Foundation, RB, AMT:
Series A-1 (GTD), 3.88%, 04/01/34	2,000	2,130,960
Education Loan, Series A-1, 3.75%, 09/01/31	6,250	6,686,625
Education Loan, Series A-2, 3.80%, 11/01/32	5,850	6,253,533
Education Loan, Series A-2, 3.80%, 09/01/33	10,000	10,635,100

		26,258,376

New York — 4.3%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(b)	900	968,472

Security	Par (000)	Value

New York (continued)
County of Nassau New York, GOL, Series A (AGM):
5.00%, 04/01/34	$4,165	$5,197,878
5.00%, 04/01/35	4,385	5,458,141
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Series C-1, 5.00%, 11/15/34	10,000	12,439,400
CAB, Series A, 0.00%, 11/15/30(a)	23,000	18,979,600
Green Bond, CAB, Series C-2, 0.00%, 11/15/32(a)	19,315	14,471,957
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	5,150	6,530,560
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 07/01/32	5,500	6,052,915
4.00%, 07/01/33	6,000	6,561,480
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	3,465	3,626,019

		80,286,422

Ohio — 1.3%
County of Butler Ohio, Refunding RB, UC Health:
5.00%, 11/15/30	1,225	1,536,787
5.00%, 11/15/31	2,500	3,126,650
5.00%, 11/15/32	2,200	2,742,410
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 07/01/28	500	500,860
5.63%, 07/01/32	1,000	1,001,870
County of Hamilton Ohio Sales Tax Revenue, Refunding RB, Series A, 5.00%, 12/01/30	4,500	5,569,875
Ohio Air Quality Development Authority, Refunding RB, Ohio Valley Electric Corp., 3.25%, 09/01/29	4,450	4,674,146
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,905,069
5.00%, 12/31/30	2,400	2,803,896

		23,861,563

Oklahoma — 0.7%
Norman Regional Hospital Authority, Refunding RB:
5.00%, 09/01/27	2,100	2,542,701
5.00%, 09/01/28	2,000	2,402,360
5.00%, 09/01/29	2,150	2,573,055
5.00%, 09/01/30	5,130	6,117,474

		13,635,590

Oregon — 0.5%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	8,940,053

Pennsylvania — 18.0%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/23	640	677,946
5.00%, 05/01/28	835	986,870
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/27	6,750	7,280,077
5.00%, 05/01/28	5,000	5,390,000
5.00%, 05/01/29	3,745	4,035,125
5.00%, 05/01/30	5,300	5,707,305
Chester County Health & Education Facilities Authority, Refunding RB, Series A:
Main Line Health System, 5.00%, 10/01/32	1,450	1,807,005

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Main Line Health System, 5.00%, 10/01/33	$2,300	$2,866,513
Simpson Senior Services Project, 5.00%, 12/01/30	2,180	2,375,808
City of Philadelphia Pennsylvania, GO, Refunding:
(AGM), 5.00%, 08/01/30	9,235	11,537,008
(AGM), 4.00%, 08/01/32	6,000	6,945,960
Series A, 5.00%, 08/01/30	4,500	5,570,190
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/30	3,500	4,411,610
5.00%, 06/01/32	6,000	7,483,740
Commonwealth of Pennsylvania, GO, Refunding, 1st Series, 4.00%, 01/01/30	7,000	8,157,100
County of Allegheny Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Issue, Series A:
5.00%, 04/01/31	3,075	3,859,033
5.00%, 04/01/34	3,345	4,142,716
5.00%, 04/01/35	1,000	1,233,770
County of Berks IDA, Refunding RB, Tower Health Project:
5.00%, 11/01/29	2,000	2,437,640
5.00%, 11/01/30	2,000	2,424,240
5.00%, 11/01/34	2,500	2,982,775
5.00%, 11/01/35	3,325	3,958,811
County of Chester IDA, Woodlands at Graystone Project, 4.38%, 03/01/28(b)	265	280,044
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
5.00%, 01/01/29	1,300	1,488,747
5.00%, 01/01/30	2,675	3,057,097
5.00%, 01/01/32	1,510	1,739,807
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 06/01/31	2,275	2,567,315
County of Delaware Authority, Refunding RB, Cabrini University:
5.00%, 07/01/28	800	942,056
5.00%, 07/01/29	1,365	1,596,135
5.00%, 07/01/30	1,435	1,667,197
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, Series A, 3.00%, 08/15/30	2,535	2,739,600
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University:
5.00%, 09/01/31	1,750	2,216,532
5.00%, 09/01/32	1,315	1,659,648
4.00%, 09/01/34	3,000	3,502,680
4.00%, 09/01/35	1,735	2,018,065
4.00%, 09/01/36	1,500	1,736,565
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,697,500
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/29	3,250	3,741,172
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/30	6,185	7,092,711
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 01/01/30	2,000	2,138,520
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 08/15/33	12,660	14,032,724
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/34	5,400	6,703,182

Security	Par (000)	Value

Pennsylvania (continued)
County of Westmoreland Municipal Authority, Refunding RB (BAM):
5.00%, 08/15/27	$1,500	$1,802,640
5.00%, 08/15/31	5,000	6,220,600
5.00%, 08/15/32	17,945	22,267,592
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-2:
5.00%, 02/15/32	4,000	4,867,520
5.00%, 02/15/34	1,750	2,120,580
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,934,000
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	16,500	19,258,635
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	13,100	15,478,305
VRDN, Waste Management, Inc. Project, AMT, 2.15%, 07/01/41(f)	1,840	1,894,501
Pennsylvania Economic Development Financing Authority, Refunding RB, University of Pittsburgh Medical Center, 5.00%, 03/15/31	4,500	5,494,590
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	9,582,411
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 05/01/30	425	509,550
Drexel University, 5.00%, 05/01/31	1,000	1,194,600
Drexel University, 5.00%, 05/01/32	1,750	2,084,898
Drexel University, 5.00%, 05/01/33	3,320	3,945,986
Drexel University, 5.00%, 05/01/35	1,000	1,182,690
La Salle University, 4.00%, 05/01/32	3,000	3,129,690
Pennsylvania Housing Finance Agency, Refunding RB, Series 125-A, AMT, 3.40%, 10/01/32	9,000	9,512,190
Pennsylvania Turnpike Commission, RB, Sub-Series B-1:
5.00%, 06/01/31	3,000	3,682,560
5.00%, 06/01/32	4,075	4,990,489
5.00%, 06/01/33	4,000	4,884,360
Pennsylvania Turnpike Commission, Refunding RB:
Motor License Fund, Enhanced Turnpike, 5.00%, 12/01/30	5,000	6,122,400
Subordinate, Series B-2 (AGM), 5.00%, 06/01/34	4,000	4,852,560
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/32	1,000	1,233,830
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/33	1,815	2,231,760
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/34	1,500	1,837,770
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/35	2,005	2,451,072
Philadelphia Authority for Industrial Development, RB, Independence Charter School West Project, 4.00%, 06/15/29	350	364,858
Philadelphia Gas Works Co., Refunding RB, General Ordinance, Series 14-T, 5.00%, 10/01/30	425	516,035
State Public School Building Authority, RB, School District of Philadelphia Project(d):
5.00%, 04/01/22	4,130	4,494,472
5.00%, 04/01/22	8,000	8,706,000
5.00%, 04/01/22	6,000	6,529,500
5.00%, 04/01/22	5,500	5,985,375
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 07/01/30	1,280	1,416,474
5.00%, 07/01/30	825	955,540

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Wayne County Hospital & Health Facilities Authority, RB, Wayne Memorial Hospital Project, Series A (GTD):
5.00%, 07/01/31	$460	$562,856
4.00%, 07/01/33	440	495,955

		338,683,383

Puerto Rico — 3.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Restructured(a):
Series A-1, 0.00%, 07/01/29	9,330	7,454,763
Series A-1, 0.00%, 07/01/31	30,273	22,453,787
Series A-1, 0.00%, 07/01/33	43,149	29,701,183
Series B-1, 0.00%, 07/01/31	5,755	4,236,831
Series B-1, 0.00%, 07/01/33	6,477	4,429,555

		68,276,119

Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 05/15/30	1,500	1,784,055
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Homeownership Opportunity Bonds, Series 68-B, 3.00%, 10/01/31	13,500	14,154,345
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/28	2,750	3,194,207
5.00%, 06/01/29	4,500	5,216,895
5.00%, 06/01/30	4,215	4,874,142

		29,223,644

South Carolina — 0.6%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/35	10,000	12,228,300

Tennessee — 0.6%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/36	2,000	2,278,640
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	7,074,184
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/31	1,300	1,570,777
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	565	609,957

		11,533,558

Texas — 14.6%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 01/01/30	1,600	1,895,728
5.00%, 01/01/31	1,175	1,389,461
5.00%, 01/01/33	1,500	1,766,580
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/32	12,500	14,413,750
5.00%, 08/15/33	14,000	16,133,180
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,665	2,998,898
City of Houston Texas Airport System Revenue, Refunding RB:
Series B-2, AMT, 5.00%, 07/15/20	6,470	6,571,902
Series D, 5.00%, 07/01/33	7,000	8,881,180

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Combined Utility System Revenue, Refunding RB, First Lien, Series B:
5.25%, 11/15/33	$4,000	$4,989,520
5.00%, 11/15/34	7,315	8,977,407
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/33	1,650	1,905,733
Clifton Higher Education Finance Corp., Refunding RB, Series A:
Idea Public Schools (PSF-GTD), 4.00%, 08/15/31	1,250	1,440,675
Idea Public Schools (PSF-GTD), 4.00%, 08/15/33	1,200	1,375,824
Uplift Education, 3.10%, 12/01/22	480	492,466
Uplift Education, 3.95%, 12/01/32	1,800	1,883,664
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 08/15/33	12,325	13,237,420
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 01/01/28	500	552,405
6.38%, 01/01/33	460	514,243
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 01/01/33	1,090	1,174,606
YMCA of the Greater Houston Area, 5.00%, 06/01/28	1,150	1,258,008
YMCA of the Greater Houston Area, 5.00%, 06/01/33	3,000	3,260,910
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 05/01/30	26,120	32,060,733
Series B (AMBAC), AMT, 4.55%, 05/01/30(f):	10,000	12,141,200
Series B-2, 4.00%, 06/01/30	12,995	13,982,100
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(a):
0.00%, 09/15/31	6,235	4,578,423
0.00%, 09/15/32	15,135	10,547,581
County of Nueces Texas, GO, Refunding:
4.00%, 02/15/33	1,165	1,381,271
4.00%, 02/15/35	725	851,933
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/35	6,000	7,481,100
Baylor Health Care System Project, Series A, 4.00%, 11/15/31	5,500	6,004,515
Baylor Health Care System Project, Series A, 4.00%, 11/15/32	15,420	16,818,902
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,128,920
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD)(a):
0.00%, 08/15/31	1,200	820,164
0.00%, 08/15/32	2,000	1,310,800
0.00%, 08/15/33	4,485	2,770,250
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	4,125	4,467,540
New Hope Cultural Education Facilities Corp., RB, Series A:
Station 1 LLC Texas A&M University Project, 5.00%, 04/01/29	2,290	2,534,412
Stephenville LLC Tarleton State University Project, 5.38%, 04/01/28	1,150	1,259,722
Stephenville LLC Tarleton State University Project, 5.00%, 04/01/29	725	802,988

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 01/01/33	$1,600	$1,772,928
New Hope Cultural Education Facilities Finance Corp., RB, Series A(b):
CityScape Schools, Inc., 4.00%, 08/15/29	335	369,110
Jubilee Academic Center Project, 3.63%, 08/15/22	280	283,116
Jubilee Academic Center Project, 4.25%, 08/15/27	450	457,421
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/35	5,750	7,019,715
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 01/01/22	275	285,511
5.50%, 01/01/32	1,000	1,053,340
Socorro Independent School District, GO, Refunding, Series B (PSF-GTD), 4.00%, 08/15/34	3,000	3,484,770
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	13,000	14,244,360
5.00%, 12/15/31	25,000	27,363,500
Texas Public Finance Authority, Refunding RB, Midwestern State University, 4.00%, 12/01/31	1,650	1,899,496
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier, 5.00%, 10/01/22	1,000	1,107,840

		275,397,221

Virginia — 0.7%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,230,400
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 07/01/30	3,000	3,146,190
4.50%, 07/01/32	1,100	1,150,149
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	500	512,765
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 07/01/30(b)	2,000	2,247,020
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 07/01/34	3,940	4,197,834

		13,484,358

Washington — 2.2%
Grant & Douglas Counties School District No. 144-101 Quincy, GO, 4.00%, 12/01/34	7,475	8,568,443
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
5.00%, 09/01/27	1,000	1,060,890
5.25%, 09/01/32	1,850	1,956,745
Port of Seattle Washington, Refunding RB, Intermediate Lien, AMT, Series C, 5.00%, 05/01/34	6,000	7,296,240
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 04/01/30	5,000	5,498,500
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 01/01/31	1,000	1,198,180
5.00%, 01/01/32	1,140	1,363,634
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/35	9,485	11,752,199
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 07/01/28	1,000	1,116,920

Security	Par (000)	Value

Washington (continued)
5.00%, 07/01/33	$1,100	$1,222,276

		41,034,027

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, West Virginia University Health System, Series A:
5.00%, 06/01/31	1,950	2,402,127
5.00%, 06/01/33	1,100	1,348,391

		3,750,518

Wisconsin — 2.4%
Public Finance Authority, RB, American Preparatory Academy, Series A, 4.00%, 07/15/29(b)	645	689,518
Public Finance Authority, Refunding RB:
AMT, National Gypsum Co., 5.25%, 04/01/30	6,690	7,379,672
Penick Village Obligation Group, 4.00%, 09/01/29(b)	445	468,790
Waste Management, Inc. Project, AMT, 2.63%, 11/01/25	3,000	3,156,300
Wisconsin Airport Facilities, Senior Obligated Group, Series B, AMT, 5.25%, 07/01/28	2,250	2,445,435
State of Wisconsin, GO, Series B, 3.00%, 05/01/33	5,000	5,126,750
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Advocate Aurora Health Credit Group, Series C-4, 1.78%, 08/15/54(f)	8,200	8,408,854
Marquette University, 4.00%, 10/01/32	4,520	4,830,840
Milwaukee Regional Medical Center Thermal Service, Inc., 5.00%, 04/01/35	2,500	3,138,825
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D (Freddie Mac), 3.00%, 09/01/32	9,000	9,404,190

		45,049,174

Total Municipal Bonds — 127.7% (Cost — $2,195,472,317)		2,400,301,541

Municipal Bonds Transferred to Tender Option Bond Trusts(h) — 24.5%

Colorado — 4.5%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT(i):
4.25%, 11/15/29	33,820	36,546,188
4.25%, 11/15/30	35,210	38,048,234
4.25%, 11/15/31	8,085	8,736,722
4.25%, 11/15/32	2,230	2,409,758

		85,740,902

Florida — 5.4%
County of Broward Florida, ARB, Series Q-1(i):
4.00%, 10/01/29	17,200	18,523,338
4.00%, 10/01/30	18,095	19,487,198
4.00%, 10/01/31	18,820	20,267,978
4.00%, 10/01/32	19,575	21,081,066
4.00%, 10/01/33	20,355	21,921,078

		101,280,658

Iowa — 2.4%
Iowa State Board of Regents, RB, University of Iowa Hospitals & Clinics:
4.00%, 09/01/28	3,375	3,620,703
4.00%, 09/01/29	6,524	7,000,027
4.00%, 09/01/30	6,324	6,785,466
4.00%, 09/01/31	8,649	9,279,729
4.00%, 09/01/32	7,749	8,314,208
4.00%, 09/01/33	9,374	10,057,509

		45,057,642

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada — 1.1%
Clark County Nevada, 4.00%, 11/01/34	$17,710	$20,363,664

Pennsylvania — 2.6%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/01/32(i)	20,000	25,250,800
Lehigh County Pennsylvania General Purpose Hospital, 4.00%, 07/01/33	22,285	23,734,192

		48,984,992

Texas — 8.5%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing & Expansion Project(i):
4.00%, 09/15/30	15,000	15,989,015
4.00%, 09/15/31	19,475	20,759,071
4.00%, 09/15/32	18,075	19,266,763
4.00%, 09/15/33	11,000	11,725,278
4.00%, 09/15/34	11,885	12,668,629
4.00%, 09/15/35	4,500	4,796,704
Dallas Fort Worth International Airport, Refunding RB, AMT(d)(i):
Series E, 4.00%, 11/01/20	6,915	7,101,289
Series E, 4.13%, 11/01/20	10,435	10,716,118
Series F, 5.00%, 11/01/20	55,555	57,051,646

		160,074,513

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.5% (Cost — $435,884,838)		461,502,371

Total Long-Term Investments — 152.2% (Cost — $2,631,357,155)		2,861,803,912

Security	Shares	Value

Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(j)(k)	12,390,358	$12,392,836

Total Short-Term Securities — 0.7% (Cost — $12,392,836)		12,392,836

Total Investments — 152.9% (Cost — $2,643,749,991)		2,874,196,748

Other Assets Less Liabilities — 1.0%		17,930,293

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.0)%		(262,754,174)

Preferred Shares, at Redemption Value — (39.9)%		(749,658,412)

Net Assets Applicable to Common Shares — 100.0%		$1,879,714,455

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 1, 2020 to March 1, 2026, is $221,778,857. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,725,793	8,664,565	12,390,358	$12,392,836	$21,272	$(142)	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$2,861,803,912	$—	$2,861,803,912
Short-Term Securities	12,392,836	—	—	12,392,836

	$12,392,836	$2,861,803,912	$—	$2,874,196,748

(a)	See above schedule of Investment for values in each state or political subdivision.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(261,819,915)	$—	$(261,819,915)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(1,011,819,915)	$—	$(1,011,819,915)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) January 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 112.1%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$445,830

Arizona — 1.6%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,185	1,318,727
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35(a)	275	302,104
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	320	369,338
Industrial Development Authority of the County of Pima, RB, Imagine East Mesa Charter Schools Project, 5.00%, 07/01/49(a)	350	372,358

		2,362,527

California — 11.7%
California Health Facilities Financing Authority, Refunding RB, Adventist Health System West, Series A, 4.00%, 03/01/39	980	1,091,289
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(a)	1,200	1,345,320
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/46(a)	1,220	1,365,924
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	990	1,131,352
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	475	499,529
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(b)	1,185	1,387,232
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	2,165	2,472,603
5.25%, 05/15/38	615	694,999
State of California, GO, Various Purposes, 6.00%, 03/01/33	1,960	1,970,055
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	2,100	2,452,086
5.50%, 11/01/33	1,500	1,747,950
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	610	701,714
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	460	541,719

		17,401,772

Colorado — 3.3%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	250	266,250
City & County of Denver Colorado, RB, Capital Appreciation Bonds Series, Series A-2, 0.00%, 08/01/38(c)	1,000	528,670
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	2,016,490
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series B-1, 4.00%, 11/09/22(b)	710	770,229
Frasier Meadows Retirement Community Project, Series A, 5.25%, 05/15/37	210	243,980
Colorado Housing & Finance Authority, RB, M/F Housing Project, Series B1, 3.40%, 10/01/54	1,000	1,043,500

		4,869,119

Security	Par (000)	Value

Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	$460	$507,274

Florida — 8.5%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	225	247,145
5.00%, 05/01/48	555	592,873
County of Escambia Health Facilities Authority, Refunding RB(d):
Health Care Facilities (AGM), 3.00%, 08/15/50	640	650,854
Health Care Facilities Revenue Bond, 4.00%, 08/15/50	2,150	2,388,800
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	5,675	6,600,933
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/46	635	259,017
0.00%, 10/01/47	610	240,730
0.00%, 10/01/48	430	162,080
0.00%, 10/01/49	355	129,536
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	180	200,351
5.38%, 05/01/47	185	203,319
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	875	993,676

		12,669,314

Georgia — 3.9%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,320	3,342,192
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	705	775,162
4.00%, 01/01/59	1,335	1,453,174
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	260	286,159

		5,856,687

Illinois — 18.6%
Chicago Board of Education, GO, Series C:
Dedicated Revenues, Series H, 5.00%, 12/01/46	215	247,102
Project, 5.25%, 12/01/35	700	785,862
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/27	400	484,020
Dedicated Revenues, Series F, 5.00%, 12/01/23	290	324,321
Dedicated Revenues, Series G, 5.00%, 12/01/34	215	253,354
5.00%, 12/01/25	295	345,224
Chicago Board of Education, GO:
5.00%, 12/01/46	880	972,049
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	4,545	4,774,932
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	560	600,359
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,604,325
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,862,980
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	580	648,991
5.25%, 12/01/43	2,660	2,916,823
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	1,750	1,871,380

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB:
Mccormick Place Expansion (BAM), 0.00%, 12/15/56(c)	$2,165	$680,178
McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	590	685,132
McCormick Place Expansion Project, Series A, 5.50%, 06/15/53	280	326,256
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
4.00%, 06/15/50(d)	470	517,423
5.00%, 06/15/50(d)	455	544,985
Bonds, Series B, 0.00%, 12/15/54(c)	3,020	905,426
Series B-2, 5.00%, 06/15/50	150	152,110
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,055	1,118,785
6.00%, 06/01/21	300	320,115
State of Illinois, GO:
5.25%, 02/01/31	730	820,097
5.25%, 02/01/32	1,500	1,683,570
5.50%, 07/01/33	1,500	1,677,150
5.50%, 07/01/38	340	378,672
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	225	271,244

		27,772,865

Indiana — 1.2%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	125	140,020
6.75%, 01/15/43	185	204,758
6.88%, 01/15/52	375	414,112
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	500	524,655
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	520	565,204

		1,848,749

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	905	1,002,432
Midwestern Disaster Area, 5.25%, 12/01/25	625	698,094

		1,700,526

Kansas — 0.4%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	475	529,791

Louisiana — 1.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,133,008
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	740	741,480

		1,874,488

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	680	720,079

Maryland — 0.7%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	135	147,552
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	770	850,673

		998,225

Security	Par (000)	Value

Massachusetts — 2.4%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	$790	$919,007
UMass Boston Student Housing Project, 5.00%, 10/01/41	500	580,900
UMass Boston Student Housing Project, 5.00%, 10/01/48	875	1,002,837
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, 5.00%, 01/01/45	375	423,405
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	384,458
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	300	317,499

		3,628,106

Michigan — 1.9%
Grand Traverse County Hospital Finance Authority, RB, Munson Health Care Obligated Group, Series A, 5.00%, 07/01/44	1,110	1,357,552
Lansing Board of Water & Light, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/21(b)	1,400	1,490,580

		2,848,132

Minnesota — 4.2%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 5.00%, 11/15/49	1,790	2,180,256
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,665	3,006,519
5.25%, 02/15/58	560	676,133
Minnesota Housing Finance Agency, RB, S/F Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 2.80%, 01/01/44(d)	420	423,045

		6,285,953

Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	125	140,166

New Jersey — 9.3%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/39	265	288,760
New Jersey Economic Development Authority, RB, School Facilities Construction, 5.00%, 06/15/44	2,030	2,434,477
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	1,145	1,380,446
Transportation Program Bonds, Series S, 5.00%, 06/15/46	1,045	1,229,683
Transportation System, Series AA, 5.50%, 06/15/39	2,245	2,498,326
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	640	734,829
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	630	768,997
Series A, 5.00%, 06/01/46	1,515	1,770,278
Sub-Series B, 5.00%, 06/01/46	2,455	2,822,096

		13,927,892

New York — 6.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	900	908,820
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,005	1,055,712
5.75%, 02/15/47	615	642,405
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/21(b)	500	538,825

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	$700	$811,895
Port Authority of New York & New Jersey, ARB, Consolidated Bonds, 217th Series, 4.00%, 11/01/49	4,000	4,647,440
State of New York Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/50	1,065	1,217,657
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	275	289,479

		10,112,233

North Carolina — 0.6%
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System (AGM), 4.00%, 01/01/55	260	293,673
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapal Hills, 5.00%, 02/01/45	395	585,208

		878,881

Ohio — 3.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	245	246,080
5.88%, 06/01/47	1,600	1,607,072
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	2,405	2,438,983
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,385	1,557,931

		5,850,066

Oklahoma — 1.1%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	560	674,414
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	850	972,510

		1,646,924

Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	575	307,355

Pennsylvania — 3.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	420	477,527
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/49	660	757,014
Pennsylvania Turnpike Commission, RB, Series A(b):
5.63%, 12/01/20	1,645	1,709,155
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,530	1,700,029

		4,643,725

Puerto Rico — 5.8%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	620	630,472
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/44	610	622,535
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,135	1,207,390
5.13%, 07/01/37	325	346,538
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	335	341,881
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	897	261,996

Security	Par (000)	Value

Puerto Rico (continued)
CAB, Series A-1, 0.00%, 07/01/51(c)	$415	$87,694
Series A-1, 4.75%, 07/01/53	720	796,644
Series A-1, 5.00%, 07/01/58	2,785	3,127,889
Series A-2, 4.33%, 07/01/40	338	366,966
Series A-2, 4.78%, 07/01/58	739	817,216

		8,607,221

Rhode Island — 2.2%
Rhode Island Turnpike & Bridge Authority, RB, Series A, 4.00%, 10/01/44	120	135,749
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	2,870	3,015,423
5.00%, 06/01/50	125	134,775

		3,285,947

South Carolina — 5.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,825	2,096,761
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	565	670,231
South Carolina Jobs-Economic Development Authority, RB, Hilton Head Christian Academy, 5.00%, 01/01/40(a)	385	412,169
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	950	1,135,621
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,500	1,693,155
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	210	239,324
Series A, 5.00%, 12/01/55	465	526,715
Series E, 5.25%, 12/01/55	945	1,095,038

		7,869,014

Tennessee — 0.5%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	240	262,512
5.25%, 10/01/58	355	430,320

		692,832

Texas — 6.9%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 01/01/21(b)	2,560	2,677,427
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,140	1,275,580
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(b)	2,710	2,782,411
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	1,500	1,607,520
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	285	323,584
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(b)	520	588,463
Texas Transportation Commission, RB, First Tier Toll Revenue:
CAB, 0.00%, 08/01/41(c)	1,000	417,380
CAB, 0.00%, 08/01/42(c)	875	345,267
5.00%, 08/01/57	235	275,810

		10,293,442

Virginia — 1.5%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	240	260,580
5.13%, 03/01/31	470	527,749

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/22(b)	$425	$458,261
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,010	1,017,615

		2,264,205

Washington — 1.1%
Washington State Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/48(a)	1,405	1,596,951

West Virginia — 0.4%
City of Martinsburg West Virginia, RB, M/F Housing, Kings Daughters Apartments, Series A-1, 4.63%, 12/01/43	570	610,493

Wisconsin — 1.4%
Public Finance Authority, Refunding RB:
Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	735	815,563
Wingate University, Series A, 5.25%, 10/01/48	590	684,377
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
3.20%, 11/01/49	310	319,312
3.38%, 05/01/57	275	284,336

		2,103,588

Total Municipal Bonds — 112.1% (Cost — $152,448,898)		167,150,372

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 6.7%
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 08/01/46	1,840	2,102,881
Grossmont California Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(b)	3,700	3,775,295
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(g)	4,041	4,128,268

		10,006,444

Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Common spirit Health, Series A, 4.00%, 08/01/49(g)	1,480	1,642,297

District of Columbia — 4.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,051	1,160,320
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, 4.00%, 10/01/53	5,002	5,659,228

		6,819,548

Florida — 3.1%
Florida Housing Finance Corp., RB, S/F Housing, Series 1, 3.30%, 07/01/49(g)	4,500	4,691,655

Georgia — 0.8%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,127,295

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,900	2,119,811

Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,244	1,448,713

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,605	1,733,127

Security	Par (000)	Value

Michigan — 3.4%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	$1,684	$1,910,736
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	2,883	3,130,695

		5,041,431

New Jersey — 1.7%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	2,481	2,597,953

New York — 11.1%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,070	2,309,996
City of New York Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 06/15/45	2,499	2,712,573
New York City Transitional Finance Authority Future Tax Secured Revenue, 4.00%, 11/01/47	5,000	5,776,023
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,645,843
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	1,980	2,141,269

		16,585,704

North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	1,043	1,139,478

Pennsylvania — 6.5%
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49(g)	4,997	5,609,930
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,830	2,214,135
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,857,359

		9,681,424

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,207	2,446,557

Texas — 1.4%
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	1,140	1,230,408
3.75%, 09/01/49	809	873,078

		2,103,486

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(g)	1,473	1,843,170

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)	1,671	1,881,166

Wisconsin — 2.4%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.10%, 11/01/43	1,436	1,574,888
4.45%, 05/01/57	1,794	1,968,645

		3,543,533

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.3% (Cost — $72,137,852)		76,452,792

Total Long-Term Investments — 163.4% (Cost — $224,586,750)		243,603,164

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 2.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(h)(i)	3,001,944	$3,002,545

Total Short-Term Securities — 2.0% (Cost — $3,002,537)		3,002,545

Total Investments — 165.4% (Cost — $227,589,287)		246,605,709

Liabilities in Excess of Other Assets — (1.9)%		(2,767,089)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.8)%		(43,009,689)

Preferred Shares, at Redemption Value — (34.7)%		(51,722,087)

Net Assets Applicable to Common Shares — 100.0%		$149,106,844

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 18, 2020 to August 1, 2027, is $12,353,862. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,202,995	(201,051)	3,001,944	$3,002,545	$15,024	$(827)	$8

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	7	03/20/20	$922	$(18,276)
U.S. Long Treasury Bond	87	03/20/20	14,227	(389,447)
5-Year U.S. Treasury Note	11	03/31/20	1,324	(13,998)

				$(421,721)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$421,721	$—	$421,721

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Municipal Income Investment Trust (BBF)

For the six months period ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(504,229)	$—	$(504,229)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(294,518)	$—	$(294,518)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	12,181,090

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$243,603,164	$—	$243,603,164
Short-Term Securities	3,002,545	—	—	3,002,545

	$3,002,545	$243,603,164	$—	$246,605,709

Derivative Financial Instruments(b)
Liabilities:
Interest Rate Contracts	$(421,721)	$—	$—	$(421,721)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(42,889,056)	$—	$(42,889,056)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

	$—	$(94,889,056)	$—	$(94,889,056)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) January 31, 2020	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 129.6%

New York — 123.6%

Corporate — 5.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$280	$306,544
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	650	704,574
5.00%, 07/01/28	795	857,391
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,195	4,498,049
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	2,305	2,412,113
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	2,370	2,488,761

		11,267,432

County/City/Special District/School District — 28.7%
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	815	943,053
5.00%, 08/01/30	1,000	1,119,100
City of New York, GO:
Series A-1, 5.00%, 08/01/35	1,000	1,058,870
Series D, 5.38%, 06/01/32	25	25,086
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	784,516
Sub-Series G-1, 5.00%, 04/01/29	750	815,167
SubSeries A-1, Series A, 5.00%, 08/01/43	1,500	1,900,845
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(b)	2,000	733,360
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,975	3,571,606
5.00%, 11/15/45	3,700	4,434,376
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(b)	1,960	1,042,936
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(b)	1,500	732,165
(AMBAC), 5.00%, 01/01/39	3,000	3,007,560
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	150	150,573
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	175,406
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	350	350,875
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	500	509,125
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	2,500	2,688,100
Future Tax Secured, 5.00%, 02/01/32	5,000	5,785,550
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	355	442,010
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	1,725	2,091,976
Series A-2, 5.00%, 08/01/38	1,420	1,758,372
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/31	945	1,177,479
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(c)	125	131,308
5.75%, 02/15/47	75	78,342
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	1,370	1,678,729
5.00%, 02/15/42	1,225	1,499,657
New York Liberty Development Corp., Refunding RB, World Trade Center Project:
3 Class 1, 5.00%, 11/15/44(a)	1,835	2,015,546
3 Class 2, 5.38%, 11/15/40(a)	480	539,486

Security	Par (000)	Value

County/City/Special District/School District (continued)
4, 5.00%, 11/15/31	$860	$917,027
4, 5.00%, 11/15/44	7,655	8,134,433
7 Class 1, 4.00%, 09/15/35	1,935	2,041,657
7 Class 2, 5.00%, 09/15/43	1,420	1,523,277
7 Class 3, 5.00%, 03/15/44	2,070	2,227,962
5.75%, 11/15/51	1,340	1,449,063

		57,534,593

Education — 21.5%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	380	447,674
Daemen College Project, 5.00%, 10/01/48	290	338,897
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(c)	1,100	1,127,137
Build NYC Resource Corp., RB(a):
Inwood Academy for Leadership Charter School Project, Series A, 5.13%, 05/01/38	660	727,571
New Dawn Charter School Project, 5.75%, 02/01/49	200	212,922
New Dawn Charter Schools Project, 5.00%, 02/01/33	435	456,567
Build NYC Resource Corp., Refunding RB, City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	288,355
City of New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 07/01/37	225	260,901
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	3,135	3,208,516
Series B, 4.00%, 08/01/35	470	524,308
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	245	274,998
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/34	170	191,966
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	240	298,169
5.00%, 07/01/48	360	443,369
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	395	489,650
4.00%, 07/01/46	745	844,614
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(c)	1,900	2,010,105
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(c)	320	364,835
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(c)	500	501,455
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	389,099
5.00%, 07/01/42	220	236,694
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	750	793,020
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(c)	700	729,337
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	500	566,805

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 05/01/21(c)	$155	$163,396
Convent of the Sacred Heart (AGM), 5.63%, 05/01/21(c)	750	794,092
Convent of the Sacred Heart (AGM), 5.75%, 05/01/21(c)	210	222,669
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	1,440	2,150,482
New York University, Series B, 5.00%, 07/01/37	1,250	1,369,600
State University Dormitory Facilities, Series A, 5.00%, 07/01/21(c)	2,000	2,115,900
State University Of New York Dormitory Facilities, Series A, 5.00%, 07/01/43	845	1,058,692
Teachers College, Series B, 5.00%, 07/01/42	1,225	1,333,547
Touro College & University System, Series A, 5.25%, 01/01/34	800	906,032
Touro College & University System, Series A, 5.50%, 01/01/39	2,000	2,257,100
University of Rochester, Series A, 5.13%, 07/01/39	110	110,359
University of Rochester, Series A, 5.75%, 07/01/39	85	85,320
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	2,000	2,187,820
Barnard College, Series A, 5.00%, 07/01/33	530	632,380
Cornell University, Series A, 5.00%, 07/01/40	800	812,744
Culinary Institute of America, 5.00%, 07/01/42	300	321,015
Fordham University, 5.00%, 07/01/44	850	980,976
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,618,809
New York University, Series A, 5.00%, 07/01/37	1,790	1,960,712
Skidmore College, Series A, 5.00%, 07/01/28	75	79,364
Skidmore College, Series A, 5.25%, 07/01/29	85	90,229
St. John’s University, Series A, 5.00%, 07/01/37	835	979,138
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(c)	2,355	2,704,717
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(c)	445	511,083
St. John’s Univerisity, Series A, 5.00%, 07/01/34	250	294,595
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	415	479,072
Hofstra University Project, 5.00%, 07/01/47	120	145,702
Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, 4.00%, 09/01/40(d)	680	772,575
Yonkers Economic Development Corp., RB, Charter School of Educational Excellance Project, Series A, 5.00%, 10/15/54	200	223,530

		43,088,614

Health — 13.5%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	1,600	1,763,344
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/20(c)	300	305,970
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	360	361,181
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	224,228
5.00%, 12/01/46	320	383,994
Series A, 5.00%, 12/01/32	240	265,080
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,650	1,718,805

Security	Par (000)	Value

Health (continued)
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 07/01/42	$2,800	$3,032,092
County of Oneida New York Local Development Corp., Refunding RB, Mohawk Valley Health System Project (AGM):
4.00%, 12/01/38	1,790	2,055,153
3.00%, 12/01/44	1,410	1,432,095
4.00%, 12/01/49	800	906,520
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	230	264,341
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, Series A, 5.00%, 07/01/44	110	121,647
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,321,086
Series B, 6.00%, 11/01/20(c)	435	451,574
Series B, 6.00%, 11/01/30	65	67,205
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 01/01/28	675	731,558
5.00%, 01/01/34	1,250	1,348,638
State of New York Dormitory Authority, RB:
New York University Hospitals Center, Series A, 6.00%, 07/01/20(c)	500	510,460
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	529,090
State of New York Dormitory Authority, Refunding RB:
Catholic Health Syatem Obligation, 4.00%, 07/01/38	470	535,551
Catholic Health Syatem Obligation, 4.00%, 07/01/39	615	699,249
Mount Sinai Hospital, Series A, 5.00%, 07/01/20(c)	1,385	1,408,226
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	1,750	1,839,407
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	1,000	1,051,000
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,430	1,655,168

		26,982,662

Housing — 5.3%
City of New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	1,140	1,283,549
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	500	563,970
Sustainable Neighborhood Bonds, 3.15%, 11/01/44	250	262,013
City of New York Housing Development Corp., Refunding RB, M/F Housing:
8 Spruce Street, Class F, 4.50%, 02/15/48	925	987,419
Sustainable Neighborhood, Series B-1-A, 3.65%, 11/01/49	1,150	1,218,448
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	355	431,968
State of New York HFA, RB:
M/F housing Housing, Green Bond, 3.15%, 11/01/54	750	770,332
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	1,380	1,382,939
M/F, Affordable Housing, Series E (SONYMA) ( Fannie Mae), 4.15%, 11/01/47	495	538,382
Series H, 4.25%, 11/01/51	1,000	1,099,660
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.20%, 10/01/43	1,785	2,002,359

		10,541,039

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State — 10.3%
City of New York Transitional Finance Authority Building Aid Revenue, RB, Subordinated, Series S1-B, 4.00%, 07/15/42	$1,000	$1,162,470
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	2,360	2,737,742
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	515	597,323
State of New York Dormitory Authority, RB:
General Purpose, Series C, 5.00%, 03/15/34	2,185	2,283,019
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	620	763,648
Series A, 5.00%, 03/15/36	1,360	1,668,666
Series A, 5.00%, 02/15/42	1,500	1,818,270
Unrefunded, Series B, 5.00%, 03/15/42	4,380	4,725,144
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/41	1,160	1,456,032
Series A, 5.25%, 03/15/39	1,030	1,316,999
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	885	995,474
5.00%, 03/15/32	1,000	1,123,260

		20,648,047

Tobacco — 3.2%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	150	156,136
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	1,009,800
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,500	1,485,105
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	130	139,476
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,470	1,561,669
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	250	273,735
5.25%, 05/15/40	110	119,065
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	720	757,908
5.13%, 06/01/51	870	945,316

		6,448,210

Transportation — 27.5%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	535	635,724
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/23(c)	540	628,846
Series D, 5.25%, 11/15/21(c)	220	237,083
Series E, 5.00%, 11/15/38	4,000	4,522,080
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Group 2, Series C (AGM), 4.00%, 11/15/46	1,000	1,148,320
Green Bond, Series A-1 (AGM), 4.00%, 11/15/44	1,000	1,156,260
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	750	879,165
Green Bonds, Series A-1, 5.25%, 11/15/56	750	890,205
Series D, 5.25%, 11/15/21(c)	780	840,567
Series D, 5.25%, 11/15/23(c)	910	1,059,722
Series F, 5.00%, 11/15/30	2,000	2,210,880
Series F, 5.00%, 11/15/35	500	593,515
Transportation, Series D, 5.00%, 11/15/20(c)	800	825,712

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	$2,695	$3,023,278
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	1,040	1,173,245
5.00%, 07/01/46	5,960	6,732,416
5.25%, 01/01/50	560	639,005
(AGM), 4.00%, 07/01/41	800	867,552
Port Authority of New York & New Jersey, ARB, AMT:
Consolidated Bonds, 220th Series, 4.00%, 11/01/59	1,655	1,882,033
JFK International Air Terminal LLC, Special Project, Series 6 (NPFGC), 5.75%, 12/01/22	3,800	3,936,496
Special Project, JFK International Air Terminal LLC, Series 8, 6.00%, 12/01/42	1,000	1,034,420
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	853,658
179th Series, 5.00%, 12/01/38	575	656,725
195th Series, AMT, 5.00%, 04/01/36	750	907,485
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	640	680,723
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	563,680
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	920	1,095,628
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	2,500	2,714,700
Series I, 5.00%, 01/01/22(c)	1,760	1,895,978
Series I, 5.00%, 01/01/22(c)	280	301,675
Series J, 5.00%, 01/01/41	2,000	2,267,040
Series K, 5.00%, 01/01/32	2,575	3,034,843
Triborough Bridge & Tunnel Authority, RB:
Series A, 5.00%, 11/15/42	1,000	1,234,760
Series B, 5.00%, 11/15/40	350	422,741
Series B, 5.00%, 11/15/45	310	372,124
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(b)	1,700	1,333,888
General, Series A, 5.25%, 11/15/45	590	709,392
General, Series A, 5.00%, 11/15/50	500	591,195
Series B, 5.00%, 11/15/38	515	641,484

		55,194,243

Utilities — 8.0%
City of New York Municipal Water & Sewer System, Refunding RB:
Series AA, 4.00%, 06/15/40	1,825	2,160,161
Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,015,050
Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,188,860
Long Island Power Authority, RB:
5.00%, 09/01/38	2,750	3,439,507
General, 5.00%, 09/01/47	490	592,562
General, 5.00%, 09/01/36	340	420,410
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(c)	500	525,655
General, Electric Systems, Series C (AGC), 5.25%, 09/01/29	2,000	2,653,480
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/46	250	296,375
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	930	1,158,957
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	350	369,184

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	$2,000	$2,280,900

		16,101,101

Total Municipal Bonds in New York		247,805,941

Puerto Rico — 6.0%

State — 3.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	1,475	1,632,014
Series A-1, 5.00%, 07/01/58	3,881	4,358,828
Series A-2, 4.33%, 07/01/40	523	567,821
Series A-2, 4.78%, 07/01/58	1,082	1,196,519

		7,755,182

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	985	1,001,637

Utilities — 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,545	1,643,540
5.13%, 07/01/37	445	474,490
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,020	1,040,951

		3,158,981

Total Municipal Bonds in Puerto Rico		11,915,800

Total Municipal Bonds — 129.6% (Cost — $237,462,252)		259,721,741

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 35.9%

County/City/Special District/School District — 8.4%
City of New York, GO:
Sub-Series G-1, 5.00%, 04/01/29	4,370	4,749,709
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,729,275
Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	2,850	3,568,998
City of New York Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series D-1, 5.00%, 11/01/38	825	880,176
Sub-Series F-1, 5.00%, 05/01/38	1,424	1,758,384
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(f)	774	811,154
5.75%, 02/15/47	476	498,997
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,819,244

		16,815,937

Education — 2.0%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	3,527	3,963,132

Housing — 1.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	2,830	3,141,894

State — 3.2%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	888,825
4.00%, 10/15/32	1,000	1,128,340

Security	Par (000)	Value

State (continued)
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	$1,500	$1,563,945
State of New York Dormitory Authority, Refunding RB, Bid Group 4, Series C, 5.00%, 03/15/39	1,000	1,248,820
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/47	1,497	1,716,706

		6,546,636

Transportation — 10.7%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,016,222
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, Series 169th, 5.00%, 10/15/26	1,500	1,599,405
Consolidated, Series 210th, 5.00%, 09/01/48	1,900	2,366,051
Series 194th, 5.25%, 10/15/55	1,455	1,755,792
State of New York Thruway Authority, Refunding RB:
Series B, 4.00%, 01/01/53(f)	5,024	5,742,161
Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,180	1,257,266
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	1,500	1,813,185

		21,550,082

Utilities — 10.0%
City of New York Municipal Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	5,310	5,604,227
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,511	3,751,062
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	6,868	7,832,528
Restructuring, Series A, 5.00%, 12/15/35	2,000	2,443,260
Restructuring, Series B, 4.00%, 12/15/35	370	425,689

		20,056,766

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.9% (Cost — $67,042,204)		72,074,447

Total Long-Term Investments — 165.5% (Cost — $304,504,456)		331,796,188

	Shares

Short-Term Securities — 0.1%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.77%(g)(h)	193,680	193,680

Total Short-Term Securities — 0.1% (Cost — $193,680)		193,680

Total Investments — 165.6% (Cost — $304,698,136)		331,989,868

Other Assets Less Liabilities — 1.0%		1,910,152

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.4)%		(38,975,459)

VMTP Shares, at Liquidation Value Costs — (47.2)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$200,424,561

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock New York Municipal Income Trust (BNY)

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 15, 2020 to July 01, 2027, is $5,613,425. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.
(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	4,949,042	(4,755,362)	193,680	$193,680	$3,990	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	20	03/20/20	$2,633	$(45,904)
U.S. Long Treasury Bond	71	03/20/20	11,611	(355,478)
5-Year U.S. Treasury Note	32	03/31/20	3,850	(40,166)

				$(441,548)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
unrealized depreciation on future contracts(a)	$—	$—	$—	$—	$441,548	$—	$441,548

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months period ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(573,806)	$—	$(573,806)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(283,193)	$—	$(283,193)

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock New York Municipal Income Trust (BNY)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	13,765,336

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$331,796,188		$—	$331,796,188
Short-Term Securities	193,680	—		—	193,680

	$193,680	$331,796,188	$		$331,989,868

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(441,548)	$—		$—	$(441,548)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(38,865,798)	$—	$(38,865,798)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

	$—	$(133,365,798)	$—	$(133,365,798)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities  (unaudited)

January 31, 2020

	BFZ	BTT	BBF	BNY

ASSETS
Investments at value — unaffiliated(a)	$842,820,845	$2,861,803,912	$243,603,164	$331,796,188
Investments at value — affiliated(b)	813,694	12,392,836	3,002,545	193,680
Cash	—	—	5,527	—
Cash pledged for futures contracts	707,000	—	262,850	247,250
Receivables:
Interest — unaffiliated	9,555,528	25,825,587	2,321,576	3,280,766
Investments sold	—	—	—	264,420
Dividends — affiliated	1,356	4,130	676	181
Prepaid expenses	7,412	15,651	33,778	5,872

Total assets	853,905,835	2,900,042,116	249,230,116	335,788,357

ACCRUED LIABILITIES
Payables:
Investments purchased	3,524,173	1,078,525	4,442,630	745,858
Income dividend distributions — Common Shares	1,212,310	4,399,548	516,735	596,899
Interest expense and fees	561,374	934,259	120,633	109,661
Investment advisory fees	806,118	1,932,670	228,877	336,038
Variation margin on futures contracts	172,374	—	59,612	59,488
Trustees’ and Officer’s fees	90,464	13,319	30,694	37,539
Other accrued expenses	134,683	491,013	112,948	112,515

Total accrued liabilities	6,501,496	8,849,334	5,512,129	1,997,998

OTHER LIABILITIES
TOB Trust Certificates	171,438,735	261,819,915	42,889,056	38,865,798
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)	—	749,658,412	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)	—	—	51,722,087	—
VMTP Shares, at liquidation value of $100,000 per share(c)	171,300,000	—	—	94,500,000

Total other liabilities	342,738,735	1,011,478,327	94,611,143	133,365,798

Total liabilities	349,240,231	1,020,327,661	100,123,272	135,363,796

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$504,665,604	$1,879,714,455	$149,106,844	$200,424,561

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(d)	$446,985,849	$1,671,126,936	$134,239,222	$178,186,257
Accumulated earnings	57,679,755	208,587,519	14,867,622	22,238,304

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$504,665,604	$1,879,714,455	$149,106,844	$200,424,561

Net asset value per Common share	$15.82	$26.66	$14.57	$15.45

(a) Investments at cost — unaffiliated	$782,858,068	$2,631,357,155	$224,586,750	$304,504,456
(b) Investments at cost — affiliated	$813,694	$12,392,836	$3,002,537	$193,680
(c) Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	150	520	945
(d) Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	31,902,885	70,505,571	10,232,375	12,976,074

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (unaudited)

Six Months Ended January 31, 2020

	BFZ	BTT	BBF	BNY

INVESTMENT INCOME
Dividends — affiliated	$16,258	$21,272	$15,024	$3,990
Interest — unaffiliated	13,004,406	46,815,924	4,849,376	6,254,701

Total investment income	13,020,664	46,837,196	4,864,400	6,258,691

EXPENSES
Investment advisory	2,368,701	5,719,476	668,987	991,981
Professional	51,753	100,504	37,570	35,511
Accounting services	23,570	138,252	24,673	30,717
Trustees and Officer	23,178	63,834	7,599	9,779
Rating agency	22,492	22,494	22,492	22,492
Transfer agent	17,177	37,907	11,935	10,734
Registration	5,959	13,170	4,552	4,547
Custodian	4,471	16,391	2,951	2,382
Printing	4,236	8,286	3,462	3,728
Liquidity fees	—	—	2,670	—
Remarketing fees on Preferred Shares	—	—	2,621	—
Miscellaneous	11,219	54,128	8,621	9,278

Total expenses excluding interest expense, fees and amortization of offering costs	2,532,756	6,174,442	798,133	1,121,149
Interest expense, fees and amortization of offering costs(a)	3,084,557	10,054,320	885,403	1,288,839

Total expenses	5,617,313	16,228,762	1,683,536	2,409,988
Less fees waived and/or reimbursed by the Manager	(843)	(1,771)	(1,199)	(113)

Total expenses after fees waived and/or reimbursed	5,616,470	16,226,991	1,682,337	2,409,875

Net investment income	7,404,194	30,610,205	3,182,063	3,848,816

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(1,921,841)	—	(504,229)	(573,806)
Investments — affiliated	(4)	(142)	(827)	—
Investments — unaffiliated	3,223,441	1,949,911	458,437	334,300

	1,301,596	1,949,769	(46,619)	(239,506)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(718,941)	—	(294,518)	(283,193)
Investments — affiliated	—	—	8	—
Investments — unaffiliated	17,813,628	68,813,465	4,823,011	4,772,654

	17,094,687	68,813,465	4,528,501	4,489,461

Net realized and unrealized gain	18,396,283	70,763,234	4,481,882	4,249,955

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$25,800,477	$101,373,439	$7,663,945	$8,098,771

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

	BFZ			BTT
	Six Months Ended 01/31/20 (unaudited)		Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,404,194		$16,645,348	$30,610,205	$56,228,804
Net realized gain (loss)	1,301,596		(1,200,360)	1,949,769	(455,434)
Net change in unrealized appreciation (depreciation)	17,094,687		21,337,820	68,813,465	136,561,904

Net increase in net assets applicable to Common Shareholders resulting from operations	25,800,477		36,782,808	101,373,439	192,335,274

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(7,720,498	)(b)	(22,604,406)	(26,397,286)	(52,794,572)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	18,079,979		14,178,402	74,976,153	139,540,702
Beginning of period	486,585,625		472,407,223	1,804,738,302	1,665,197,600

End of period	$504,665,604		$486,585,625	$1,879,714,455	$1,804,738,302

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BBF			BNY
	Six Months Ended 01/31/20 (unaudited)		Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,182,063		$7,037,901	$3,848,816	$7,498,728
Net realized loss	(46,619)		(265,894)	(239,506)	(1,777,884)
Net change in unrealized appreciation (depreciation)	4,528,501		3,200,388	4,489,461	8,635,270

Net increase in net assets applicable to Common Shareholders resulting from operations	7,663,945		9,972,395	8,098,771	14,356,114

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(3,243,619	)(b)	(7,106,298)	(3,542,468)	(6,939,968)
From return of capital	—		(73,775)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(3,243,619)		(7,180,073)	(3,542,468)	(6,939,968)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	21,473		64,363	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	4,441,799		2,856,685	4,556,303	7,416,146
Beginning of period	144,665,045		141,808,360	195,868,258	188,452,112

End of period	$149,106,844		$144,665,045	$200,424,561	$195,868,258

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2020

	BFZ	BTT	BBF	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$25,800,477	$101,373,439	$7,663,945	$8,098,771
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	191,851,590	76,407,827	68,536,615	20,984,682
Purchases of long-term investments	(207,489,531)	(91,253,477)	(73,080,734)	(29,483,524)
Net proceeds from sales (purchases) of short-term securities	(813,698)	3,833,560	200,272	4,755,362
Amortization of premium and accretion of discount on investments and other fees	4,179,111	6,454,003	342,658	925,221
Net realized gain (loss) on investments	(3,223,437)	(1,949,769)	(457,610)	(334,300)
Net unrealized (appreciation) depreciation on investments	(17,813,628)	(68,813,465)	(4,823,019)	(4,772,654)

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	403,795	(357,377)	344,908	(66,471)
Dividends — affiliated	287	2,054	2,569	5,354
Variation margin on futures contracts	3,982	—	983	2,512
Prepaid expenses	11,059	29,411	(1,687)	10,402

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	406,205	979,328	115,517	170,422
Interest expense and fees	(227,976)	(320,527)	(74,519)	(32,835)
Trustees’ and Officer’s fees	5,953	1,846	1,969	2,436
Variation margin on futures contracts	(41,248)	—	10,662	5,934
Other accrued expenses	(35,079)	(5,331)	(20,189)	(26,721)

Net cash provided by (used for) operating activities	(6,982,138)	26,381,522	(1,237,660)	244,591

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	37,410,879	—	15,459,496	3,348,632
Repayments of TOB Trust Certificates	(22,284,321)	—	(10,835,167)	—
Cash dividends paid to Common Shareholders	(7,832,158)	(26,397,286)	(3,257,878)	(3,523,004)
Increase (decrease) in bank overdraft	(253,262)	—	—	—
Amortization of deferred offering costs	—	15,764	3,080	—

Net cash (provided by) used for financing activities	7,041,138	(26,381,522)	1,369,531	(174,372)

CASH
Net increase in restricted and unrestricted cash and foreign currency	59,000	—	131,871	70,219
Restricted and unrestricted cash and foreign currency at beginning of period	648,000	—	136,506	177,031

Restricted and unrestricted cash and foreign currency at end of period	$707,000	$—	$268,377	$247,250

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,312,533	$10,359,083	$956,842	$1,321,674

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	21,473	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$5,527	$—
Cash pledged:
Futures contracts	707,000	—	262,850	247,250

	$707,000	$—	$268,377	$247,250

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$8,656	$11,781
Cash pledged:
Futures contracts	648,000	—	127,850	165,250

	$648,000	$—	$136,506	$177,031

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BFZ
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.25		$14.81	$15.34	$16.35	$15.84	$15.83

Net investment income(a)	0.23		0.52	0.65	0.73	0.83	0.83
Net realized and unrealized gain (loss)	0.58		0.63	(0.51)	(0.97)	0.54	0.05

Net increase (decrease) from investment operations	0.81		1.15	0.14	(0.24)	1.37	0.88

Distributions to Common Shareholders(b)
From net investment income	(0.24	)(c)	(0.55)	(0.67)	(0.77)	(0.86)	(0.87)
From net realized gain	—		(0.16)	—	—	—	—

Total distributions	(0.24)		(0.71)	(0.67)	(0.77)	(0.86)	(0.87)

Net asset value, end of period	$15.82		$15.25	$14.81	$15.34	$16.35	$15.84

Market price, end of period	$14.23		$13.50	$12.75	$14.71	$16.76	$14.65

Total Return Applicable to Common Shareholders(d)
Based on net asset value	5.58	%(e)	8.89%	1.41%	(1.22)%	8.92%	5.96%

Based on market price	7.27	%(e)	11.96%	(8.95)%	(7.59)%	20.72%	7.66%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.27	%(f)	2.76%	2.41%	2.14%	1.68%	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.27	%(f)	2.76%	2.41%	2.14%	1.68%	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(g)	1.02	%(f)	1.06%	1.05%	1.07%	1.04%	1.00%

Net investment income to Common Shareholders	2.99	%(f)	3.56%	4.33%	4.73%	5.17%	5.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$504,666		$486,586	$472,407	$489,328	$521,335	$504,967

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$394,609		$384,055	$375,778	$385,656	$404,341	$394,785

Borrowings outstanding, end of period (000)	$171,439		$156,312	$157,126	$169,863	$183,691	$155,533

Portfolio turnover rate	22%		51%	45%	38%	30%	37%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017		2016	2015

Net asset value, beginning of period	$25.60		$23.62	$23.83	$25.38		$22.73	$21.99

Net investment income(a)	0.43		0.80	0.85	0.90		1.03	1.09
Net realized and unrealized gain (loss)	1.00		1.93	(0.21)	(1.50)		2.58	0.61

Net increase (decrease) from investment operations	1.43		2.73	0.64	(0.60)		3.61	1.70

Distributions to Common Shareholders from net investment income(b)	(0.37)		(0.75)	(0.85)	(0.95)		(0.96)	(0.96)

Net asset value, end of period	$26.66		$25.60	$23.62	$23.83		$25.38	$22.73

Market price, end of period	$24.56		$23.49	$21.43	$23.14		$24.24	$20.80

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.76	%(d)	12.17%	3.04%	(2.14)%		16.57%	8.32%

Based on market price	6.18	%(d)	13.45%	(3.73)%	(0.51)%		21.67%	11.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.76	%(e)	2.07%	1.76%	1.49	%(f)	1.17%	1.14%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.76	%(e)	2.07%	1.76%	1.49	%(f)	1.09%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(g)	0.67	%(e)	0.69%	0.69%	0.68	%(f)	0.61%	0.62%

Net investment income to Common Shareholders	3.32	%(e)	3.31%	3.55%	3.80	%(f)	4.30%	4.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,879,714		$1,804,738	$1,665,198	$1,679,841		$1,789,120	$1,602,414

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000		$750,000	$750,000	$750,000		$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$350,629		$340,632	$16,101,317	$16,198,941		$16,927,465	$15,682,760

Borrowings outstanding, end of period (000)	$261,820		$261,820	$261,820	$184,115		$184,115	$184,120

Portfolio turnover rate	3%		21%	23%	32%		42%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBF
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$14.14		$13.87	$14.48	$15.47	$15.14		$15.09

Net investment income(a)	0.31		0.69	0.80	0.84	0.84		0.87
Net realized and unrealized gain (loss)	0.44		0.28	(0.59)	(0.96)	0.36		0.05

Net increase (decrease) from investment operations	0.75		0.97	0.21	(0.12)	1.20		0.92

Distributions to Common Shareholders(b)
From net investment income	(0.32	)(c)	(0.69)	(0.82)	(0.87)	(0.87)		(0.87)
From return of capital	—		(0.01)	—	—	—		—

Total distributions	(0.32)		(0.70)	(0.82)	(0.87)	(0.87)		(0.87)

Net asset value, end of period	$14.57		$14.14	$13.87	$14.48	$15.47		$15.14

Market price, end of period	$14.03		$14.25	$13.37	$15.27	$16.00		$13.44

Total Return Applicable to Common Shareholders(d)
Based on net asset value	5.40	%(e)	7.49%	1.65%	(0.65)%	8.40%		6.76%

Based on market price	0.71	%(e)	12.38%	(7.08)%	1.30%	26.29%		6.09%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.29	%(f)	2.77%	2.53%	2.16%	2.01	%(g)	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.29	%(f)	2.77%	2.53%	2.16%	2.01	%(g)	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(h)(i)	1.09	%(f)	1.16%	1.15%	1.13%	1.45	%(g)	1.50%

Net investment income to Common Shareholders	4.34	%(f)	5.01%	5.63%	5.72%	5.50%		5.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$149,107		$144,665	$141,808	$147,990	$157,965		$101,509

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$52,000		$52,000	$52,000	$52,000	$52,000		$34,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$386,744		$378,202	$372,708	$384,597	$403,780		$396,809

Borrowings outstanding, end of period (000)	$42,889		$39,565	$49,043	$50,028	$47,193		$29,682

Portfolio turnover rate	19%		36%	31%	39%	17%		11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Trust’s reorganization in 2016. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

(h)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

		Year Ended July 31,
	Six Months Ended 01/31/20 (unaudited)	2019	2018	2017	2016	2015
Expense ratios . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.08%	1.16%	1.15%	1.13%	1.38%	1.17%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNY
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.09		$14.52	$15.04	$15.94	$14.97	$14.68

Net investment income(a)	0.30		0.58	0.60	0.67	0.75	0.79
Net realized and unrealized gain (loss)	0.33		0.52	(0.48)	(0.85)	1.02	0.33

Net increase (decrease) from investment operations	0.63		1.10	0.12	(0.18)	1.77	1.12

Distributions to Common Shareholders from net investment income(b)	(0.27)		(0.53)	(0.64)	(0.72)	(0.80)	(0.83)

Net asset value, end of period	$15.45		$15.09	$14.52	$15.04	$15.94	$14.97

Market price, end of period	$14.53		$13.81	$12.53	$15.37	$16.71	$14.54

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.37	%(d)	8.33%	1.13%	(0.93)%	12.13%	8.00%

Based on market price	7.26	%(d)	14.88%	(14.61)%	(3.43)%	21.02%	11.67%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.43	%(e)	2.73%	2.45%	2.15%	1.75%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.43	%(e)	2.73%	2.45%	2.14%	1.75%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(f)	1.13	%(e)	1.14%	1.12%	1.12%	1.11%	1.12%

Net investment income to Common Shareholders	3.88	%(e)	3.98%	4.06%	4.45%	4.89%	5.24%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$200,425		$195,868	$188,452	$195,029	$206,414	$193,299

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500		$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$312,089		$307,268	$299,420	$306,379	$318,428	$304,549

Borrowings outstanding, end of period (000)	$38,866		$35,517	$31,865	$32,047	$31,780	$28,961

Portfolio turnover rate	6%		23%	9%	16%	14%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g. futures contracts) or certain borrowings (e.g. TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Trustees of the Trusts (the “Board”), the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended January 31, 2020. The adjusted cost basis of securities at July 31, 2019 are as follows:

BFZ	$788,792,864
BTT	2,636,048,610
BBF	234,804,000
BNY	307,160,539

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trusts.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain trusts leverage their assets through the use of “TOB Trust” transactions. The trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a trust provides the trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The trust may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. Each trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a trust. A trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expense	Total
BFZ	$925,241	$341,910	$103,126	$1,370,277
BTT	1,705,590	429,051	360,575	2,495,216
BBF	224,389	71,393	32,026	327,808
BNY	237,214	82,658	23,261	343,133

For the six months ended January 31, 2020, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ . . .	$383,340,621	$171,438,735	0.90% — 1.19%	$148,620,870	1.83%
BTT . . .	461,502,371	261,819,915	0.97% — 1.09%	261,819,915	1.90
BBF . . .	76,452,792	42,889,056	0.94% — 1.12%	35,645,161	1.83
BNY . . .	72,074,447	38,865,798	0.95% — 1.09%	37,264,278	1.83

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If the trust invests in a TOB Trust on a recourse basis, the trust enters into a reimbursement agreement with the Liquidity Provider where the trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if the trust invests in a recourse TOB Trust, the trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the trust at January 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the trust at January 31, 2020.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets.

	BFZ	BBF	BNY
Investment advisory fees	0.58%	0.57%	0.60%

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. Prior to December 1, 2019, this waiver was voluntary. For the six months ended January 31, 2020, the amounts waived were as follows:

	BFZ	BTT	BBF	BNY
Amounts waived	$843	$1,771	$1,199	$113

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the six months ended January 31, 2020, there were no fees waived by the Manager pursuant to these arrangements.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended January 31, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BTT	$—	$1,700,840	$—

7.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	BFZ	BTT	BBF	BNY
Purchases	$179,932,939	$92,332,002	$59,207,080	$24,112,982
Sales	184,912,065	76,292,827	66,336,473	21,229,102

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of July 31, 2019, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BFZ	BTT	BBF	BNY
$1,242,628	$24,405,259	$3,116,059	$5,375,343

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BFZ	BTT	BBF	BNY
Tax cost	$612,866,865	$2,386,695,407	$184,754,391	$266,015,253

Gross unrealized appreciation	$59,961,616	$231,007,371	$19,016,929	$27,502,051
Gross unrealized depreciation	(1,655,084)	(5,325,945)	(476,388)	(834,782)

Net unrealized appreciation	$58,306,532	$225,681,426	$18,540,541	$26,667,269

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on each Trust and its investments.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BFZ and BNY invests a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BFZ invested a significant portion of its assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.10. The par value for each Trust’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

BBF
Six Months Ended January 31, 2020	1,507
Year Ended July 31, 2019	4,609

For the six months ended January 31, 2020 and year ended July 31, 2019, shares issued and outstanding remained constant for BFZ, BTT and BNY.

BFZ, BBF and BNY participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each of BFZ, BBF and BNY may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each of BFZ, BBF and BNY may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that each Trust will purchase shares in any particular amounts. For the six months ended January 31, 2020, BFZ, BBF and BNY did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	09/15/11	342	$34,200,000	10/01/41
BBF	05/16/16	178	17,800,000	10/01/41

Redemption Terms: BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BBF
Expiration Date	04/15/20

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, BBF is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BBF may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BBF may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
BBF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Aa1	AAA

Special Rate Period: BBF may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BBF’s special rate period has commenced on October 22, 2015 and has a current expiration date of April 15, 2020.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Trust redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2020, the annualized dividend rate for the VRDP Shares was 2.13%.

VMTP Shares

BFZ and BNY (for purposes of this section, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BFZ	03/22/12	1,713	$171,300,000	03/30/21	Aa2	AAA
BNY	03/22/12	945	94,500,000	03/30/21	Aa2	AAA

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2020, the average annualized dividend rates for the VMTP Shares were as follows.

	BFZ	BNY
Rate	2.00%	2.00%

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

	Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date
BTT	01/10/2013	50	50	$250,000,000	12/31/2030
	01/30/2013	50	50	250,000,000	12/31/2030
	02/20/2013	50	50	250,000,000	12/31/2030

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to a percentage of the one-month LIBOR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the six months ended January 31, 2019, the average annualized dividend rate for the RVMTP Shares was 2.01%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the six months ended January 31, 2020, no RVMTP Shares were tendered for remarketing.

For the six months ended January 31, 2020, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of upfront fees paid by BBF to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP, VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations.

	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$1,714,280	$—
BTT	7,543,340	15,764
BBF	554,515	3,080
BNY	945,706	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted.

The Trusts declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BFZ	$0.038000	$0.038000	VMTP	W-7	$248,713
BTT	0.062400	0.062400	RVMTP	W-7	1,077,099
BBF	0.050500	0.050500	VRDP	W-7	77,338
BNY	0.046000	0.048000	VMTP	W-7	137,206

(a)	Net investment income dividend paid on March 2, 2020 to Common Shareholders of record on February 14, 2020.
(b)	Net investment income dividend declared on March 2, 2020, payable to Common Shareholders of record on March 16, 2020.
(c)	Dividends declared for period February 1, 2020 to February 29, 2020.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent, VMTP Tender and Paying Agent and RVMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	61

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

January 31, 2020

	Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BFZ	$0.208776	$—	$—	$0.033224	$0.242000	86%	0%	0%	14%	100%
BBF	0.282117	—	—	0.034883	0.317000	89	0	0	11	100

(a)

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Trusts’ Forms N-PORT may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	63

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

S/F	Single-Family

SRF	State Revolving Fund

SONYMA	State of New York Mortgage Agency

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-1/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)Not Applicable to this semi-annual report.

(b)As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Investment Trust

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Income Investment Trust

Date: April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Income Investment Trust

Date: April 3, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Municipal Income Investment Trust

Date: April 3, 2020

4